INVESTORS MUNICIPAL CASH FUND
222 South Riverside Plaza
Chicago, Illinois 60606

TABLE OF CONTENTS
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Summary                                        1
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Summary of Expenses                            2
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Financial Highlights                           4
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Investment Objectives, Policies and Risk
  Factors                                      6
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Municipal Securities and Investment
Techniques                                    10
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Net Asset Value                               12
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Purchase of Shares                            13
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Redemption of Shares                          14
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Special Features                              16
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Dividends and Taxes                           16
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Investment Manager and Shareholder Services   19
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Performance                                   20
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Capital Structure                             21
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This Prospectus contains information about each Fund that a prospective investor should know before investing and should be retained for future reference. A Statement of Additional Information dated March 3, 1998, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request without charge from the Trust at the address or telephone number on this cover or the firm from which this prospectus was received.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTORS
MUNICIPAL
CASH FUND

PROSPECTUS March 3, 1998

INVESTORS MUNICIPAL CASH FUND
222 South Riverside Plaza, Chicago, Illinois 60606 1-800-231-8568.

Investors Municipal Cash Fund is an open-end, non-diversified management investment company ("Trust") that offers a choice of five investment portfolios ("Funds") to investors seeking, to the extent consistent with stability of capital, maximum current income that is exempt from federal income taxes and, in the case of certain Funds, the income taxes of a particular state:

Investors Florida Municipal Cash Fund
Investors Michigan Municipal Cash Fund*
Investors New Jersey Municipal Cash Fund
Investors Pennsylvania Municipal Cash Fund
Tax-Exempt New York Money Market Fund

Each Fund is available in the named state and selected other states specified under "Purchase of Shares -- Other Information."

* Investors Michigan Municipal Cash Fund will commence operations on or about April 6, 1998.

AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THERE CAN BE NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. A FUND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF A SINGLE ISSUER, AND THEREFORE, AN INVESTMENT IN A FUND MAY BE SUBJECT TO MORE RISK THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.

INVESTORS MUNICIPAL CASH FUND
222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606, TELEPHONE 1-800-231-8568

SUMMARY

INVESTMENT OBJECTIVES. Investors Municipal Cash Fund (the "Trust") is registered as an open-end, non-diversified management investment company that offers a choice of five investment portfolios ("Funds"). However, each Fund must meet the diversification requirements of Rule 2a-7 under the Investment Company Act of 1940.

Each Fund seeks to provide, to the extent consistent with stability of capital, maximum current income that is exempt from federal income taxes and, in the case of certain Funds, the income taxes of a particular state.

INVESTORS FLORIDA MUNICIPAL CASH FUND ("Florida Fund") seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.

INVESTORS MICHIGAN MUNICIPAL CASH FUND ("Michigan Fund") seeks maximum current income that is exempt from federal and Michigan income taxes to the extent consistent with stability of capital.

INVESTORS NEW JERSEY MUNICIPAL CASH FUND ("New Jersey Fund") seeks maximum current income that is exempt from federal and New Jersey income taxes to the extent consistent with stability of capital.

INVESTORS PENNSYLVANIA MUNICIPAL CASH FUND ("Pennsylvania Fund") seeks maximum current income that is exempt from federal and Pennsylvania income taxes to the extent consistent with stability of capital.

TAX-EXEMPT NEW YORK MONEY MARKET FUND ("New York Fund") seeks maximum current income that is exempt from federal, New York State and New York City income taxes to the extent consistent with stability of capital.

Since each Fund is concentrated in securities issued by a state or entities within a state and may invest a significant percentage of its assets in the securities of a single issuer, an investment in a Fund may be subject to more risk than an investment in other types of money market funds. Each Fund seeks to maintain a net asset value of $1.00 per share. There is no assurance that the objective of a Fund will be achieved or that a Fund will be able to maintain a net asset value of $1.00 per share. See "Investment Objectives, Policies and Risk Factors."

INVESTMENT MANAGER AND SHAREHOLDER SERVICES. Scudder Kemper Investments, Inc. ("Scudder Kemper") is the investment manager for each Fund and provides the Funds with continuous professional investment supervision. Scudder Kemper is paid a monthly investment management fee, on a graduated basis of 1/12 of the following annual rates.

                      COMBINED AVERAGE                           ALL
                      DAILY NET ASSETS                          FUNDS
                      ----------------                          -----
$0 - $500 million...........................................    .22%
$500 - $1 billion...........................................    .20%
$1 billion - $2 billion.....................................    .175%
$2 billion - $3 billion.....................................    .16%
Over $3 billion.............................................    .15%

Kemper Distributors, Inc. ("KDI"), an affiliate of Scudder Kemper, is the primary administrator, distributor and principal underwriter of the Funds and, as such, provides information and services for existing and potential shareholders and acts as agent of each Fund in the sale of its shares. KDI receives a distribution services fee, payable monthly, at an annual rate of .50% of average daily net assets of each Fund. As distributor, KDI normally pays financial services firms that provide cash management and other services for their customers at a maximum annual rate of .50% of average daily net assets of those accounts that they maintain and service. See "Investment Manager and Shareholder Services."

INVESTORS IN A FUND. Each Fund is designed for persons who are seeking, to the extent consistent with stability of capital, maximum current income exempt from federal income taxes and, in the case of certain Funds, from income taxes of a particular state. Through a single investment in shares of a Fund, investors receive the benefits of professional management and liquidity. Additionally, each Fund offers the economic advantages of block purchases of securities and relief from administrative details such as accounting for distributions and the safekeeping of securities. The tax exemption of Fund dividends for federal income tax and, if applicable, particular state or local tax purposes does not necessarily result in exemption under the income or other tax laws of any other state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of interest income and investments, and shareholders are advised to consult their own tax advisers as to the status of their accounts under state and local tax laws. See "Dividends and Taxes."

PURCHASES AND REDEMPTIONS. Shares of a Fund are available at net asset value through selected financial services firms. The minimum initial investment is $1,000 and the minimum subsequent investment is $100. See "Purchase of Shares." Shares may be redeemed at the net asset value next determined after receipt by the Trust's Shareholder Service Agent of a request to redeem in proper form. Shares may be redeemed by written request or by using the Trust's expedited redemption procedures. See "Redemption of Shares."

DIVIDENDS. Dividends are declared daily and paid monthly. Dividends are automatically reinvested in additional shares, unless the shareholder makes a different election. See "Dividends and Taxes."

GENERAL INFORMATION AND CAPITAL. The Trust is organized as a business trust under the laws of Massachusetts and may issue an unlimited number of shares of beneficial interest in one or more series or funds, all having no par value, which may be divided by the Board of Trustees into classes of shares. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Trust is not required to hold annual shareholder meetings; but will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment management agreement. See "Capital Structure."

SUMMARY OF EXPENSES

SHAREHOLDER TRANSACTION EXPENSES(1).........................  None
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                                                       FLORIDA   MICHIGAN   NEW JERSEY   NEW YORK   PENNSYLVANIA
                                                        FUND       FUND        FUND        FUND         FUND
                                                       -------   --------   ----------   --------   ------------
Management Fees (after fee waiver)...................      0%      .10%          0%        .06%           0%
12b-1 Fees(2)........................................    .50%      .35%        .50%        .50%         .50%
Other Expenses(3)....................................    .40%      .30%        .40%        .24%         .40%
                                                         ---       ---         ---         ---          ---
Total Operating Expenses (after fee waiver and
  expense absorption)................................    .90%      .75%        .90%        .80%         .90%
                                                         ===       ===         ===         ===          ===

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(1) Investment dealers and other firms may independently charge shareholders additional fees; please see their materials for details.

(2) As a result of the accrual of 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers.

(3) "Other Expenses" for the Florida, Michigan, New Jersey and Pennsylvania Funds have been estimated for the current fiscal year.

EXAMPLE

                                                   FUND        1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                                   ----        ------      -------      -------      --------
You would pay the following expenses           Florida           $9          $29           --           --
on a $1,000 investment, assuming               Michigan          $8          $24           --           --
(1) 5% annual return and                       New Jersey        $9          $29           --           --
(2) redemption at the end of each time         New York          $8          $26          $44          $99
period:                                        Pennsylvania      $9          $29           --           --

The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. The Example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of a Fund.

As discussed more fully under "Investment Manager and Shareholder Services," Scudder Kemper has agreed to temporarily waive its management fee and reimburse or pay operating expenses for the current fiscal year to the extent, if any, that "Total Operating Expenses" exceed .80% of average daily net assets of the New York Fund, .75% of average daily net assets of the Michigan Fund and .90% of average daily net assets of each of the Florida, New Jersey and Pennsylvania Funds. Without such waiver and expense reimbursement, "Management Fees" would have been .22%, "12b-1 Fees" would have been .50%, "Other Expenses" would have been .24% and "Total Operating Expenses" would have been .96% for the New York Fund. Without such waiver and expense reimbursement, "Management Fees," would have been .22%, "12b-1 Fees" would have been .35%, "Other Expenses" would have been .30% and "Total Operating Expenses" would have been .87% for the Michigan Fund. Without such waiver and expense reimbursement, "Management Fees" would be
 .22%, "12b-1 Fees" would be .50%, "Other expenses" would be .40%, and "Total Operating Expenses" would be 1.12%, for each of the Florida, New Jersey and Pennsylvania Funds. The Florida, New Jersey and Pennsylvania Funds commenced operations on May 22, 1997, May 23, 1997 and May 21, 1997, respectively, and the Michigan Fund will commence operations on or about April 6, 1998, thus expenses for those Funds are shown for only the one and three year periods, and "Other Expenses" are estimated for the current fiscal year.

THE EXAMPLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The table below shows financial information for the Funds, except the Michigan Fund which will commence operations on or about April 6, 1998, expressed in terms of one share outstanding throughout the period. The information in the New York Fund table for the periods through March 31, 1997 is covered by the report of the Trust's independent auditors. The report is contained in the Trust's Registration Statement and is available from the Trust. The financial statements contained in the Trust's 1997 Annual and Semiannual Report to Shareholders are incorporated herein by reference and may be obtained by writing or calling the Trust.

                                  FLORIDA FUND

                                                                  MAY 22, 1997 TO
                                                                SEPTEMBER 30, 1997
                                                                ------------------
                                                                    (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 1.00
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Net investment income and dividends declared                             .01
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Net asset value, end of period                                        $ 1.00
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Total Return (not annualized)                                            .95%
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RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION
(ANNUALIZED):
Expenses                                                                 .89%
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Net investment income                                                   2.82%
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RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION
(ANNUALIZED):
Expenses                                                                1.11%
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Net investment income                                                   2.60%
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SUPPLEMENTAL DATA:
Net assets at end of period (in thousands)                            $2,919
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                                NEW JERSEY FUND

                                                                   MAY 23, 1997
                                                                        TO
                                                                SEPTEMBER 30, 1997
                                                                ------------------
                                                                    (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 1.00
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Net investment income and dividends declared                             .01
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Net asset value, end of period                                        $ 1.00
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Total Return (not annualized)                                            .87%
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RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION
(ANNUALIZED):
Expenses                                                                 .90%
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Net investment income                                                   2.57%
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RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION
(ANNUALIZED):
Expenses                                                                1.12%
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Net investment income                                                   2.35%
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SUPPLEMENTAL DATA:
Net assets at end of period (in thousands)                            $2,574
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                                 NEW YORK FUND

                                      SIX MONTHS
                                        ENDED                    YEAR ENDED MARCH 31,               DECEMBER 13, 1990
                                    SEPTEMBER 30,                --------------------                      TO
                                         1997         1997    1996    1995    1994   1993   1992     MARCH 31, 1991
                                    -------------     ----    ----    ----    ----   ----   ----    -----------------
                                     (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period                               $  1.00         1.00    1.00    1.00    1.00   1.00   1.00          1.00
----------------------------------------------------------------------------------------------------------------------
Net investment income and
  dividends declared                       .01          .03     .03     .02     .02    .02    .04           .01
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Net asset value, end of period         $  1.00         1.00    1.00    1.00    1.00   1.00   1.00          1.00
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TOTAL RETURN (NOT ANNUALIZED)             1.49%        3.03    3.03    2.40    1.63   1.90   3.77           .97
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RATIOS TO AVERAGE NET ASSETS AFTER
  EXPENSE ABSORPTION (ANNUALIZED):
Expenses                                   .80%         .44     .80     .80     .80    .80    .42           .54
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Net investment income                     2.93%        2.96    2.95    2.44    1.61   1.88   3.52          3.77
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RATIOS TO AVERAGE NET ASSETS
  BEFORE EXPENSE ABSORPTION
  (ANNUALIZED):
Expenses                                   .98%         .96    1.14    1.15    1.25   1.53   1.45          1.00
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Net investment income                     2.75%        2.44    2.61    2.09    1.16   1.15   2.49          3.31
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SUPPLEMENTAL DATA:
Net assets at end of period (in
  thousands)                           $86,712       60,575  18,527  14,090  10,762  8,424  8,243         2,108
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                               PENNSYLVANIA FUND

                                                                   MAY 21, 1997
                                                                        TO
                                                                SEPTEMBER 30, 1997
                                                                ------------------
                                                                    (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 1.00
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Net investment income and dividends declared                             .01
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Net asset value, end of period                                        $ 1.00
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Total Return (not annualized)                                            .96%
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RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION
(ANNUALIZED):
Expenses                                                                 .89%
-----------------------------------------------------------------------------------
Net investment income                                                   2.31%
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION
(ANNUALIZED):
Expenses                                                                1.11%
-----------------------------------------------------------------------------------
Net investment income                                                   2.59%
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end of period (in thousands)                            $2,648
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NOTE: Scudder Kemper has agreed to temporarily absorb certain expenses of the Funds.

The Michigan Fund (not shown above) will commence operations on or about March 3, 1998.

INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

Investors Municipal Cash Fund (the "Trust") is a registered open-end, non-diversified management investment company that offers a choice of five investment portfolios ("Funds"). Each Fund seeks to provide, to the extent consistent with stability of capital, maximum current income that is exempt from federal income taxes and, in the case of certain Funds, the income taxes of a particular state. The Trust may offer additional Funds in the future.

Each Fund is a money market mutual fund that has been designed to provide investors with professional management of short-term investment dollars. Each Fund pools individual and institutional investors' money which it uses to buy tax-exempt money market instruments. Because the Funds combine their respective shareholders' money, they can buy and sell large blocks of securities, which reduces transaction costs and increases yields. The Funds are managed by investment professionals who analyze market trends to take advantage of changing conditions. Investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. Because of their short maturities, liquidity and high quality ratings, high quality money market instruments, such as those in which the Funds invest, are generally considered among the safest available. There can be no assurance that a Fund will achieve its objective or that it will maintain a net asset value of $1.00 per share.

As a fundamental investment policy, each Fund will under normal market conditions maintain at least 80% of its investments in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income taxes ("Municipal Securities"). As indicated under "Dividends and Taxes," the Funds may invest in "private activity bonds." In compliance with the position of the staff of the Securities and Exchange Commission ("SEC"), the New York Fund does not consider "private activity" bonds as Municipal Securities for purposes of the 80% limitation. This is a fundamental policy for the New York Fund so long as the SEC staff maintains its position, after which it would become non-fundamental. Each Fund's assets will consist of Municipal Securities and temporary investments as described below and cash.

The New York Fund will invest only in Municipal Securities that at the time of purchase: (a) are rated within the two highest ratings of municipal securities (Aaa or Aa) assigned by Moody's Investors Service, Inc. ("Moody's"), or (AAA or
AA) assigned by Standard & Poor's Corporation ("S&P"); (b) are guaranteed or insured by the U.S. Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of U.S. Government securities; (d) have at the time of purchase a Moody's short-term municipal securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P's municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term municipal securities of that issuer are rated within the two highest rating categories by Moody's or S&P; or (f) are determined by the Board of Trustees or its delegate to be at least equal in quality to one or more of the above categories.

The Florida, Michigan, New Jersey and Pennsylvania Funds will invest only in Municipal Securities that at the time of purchase: (a) are rated high quality by Moody's, S&P, Duff Phelps, Inc., Fitch Investor's Services, Inc. or any other nationally recognized statistical rating organization ("NRSRO") as determined by the SEC; (b) are unrated, if in the discretion of the Board of Trustees or its delegate the Municipal Securities are determined to be at least equal in quality to one or more of the ratings in subparagraph (a) immediately above; or (c) are fully collateralized by an escrow of U.S. Government securities.

Rather than invest in securities directly, each Fund may in the future seek to achieve its investment objective by pooling its assets with assets of other mutual funds managed by Scudder Kemper or its affiliates for investment in another investment company having the same investment objective and substantially the same investment policies and restrictions. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce costs. It is expected that any such investment company will be managed by Scudder Kemper in substantially the same manner as the Fund pooling its assets. Shareholders of a Fund will be given at least 30 days prior notice of any such investment, although they will not be entitled to vote on the action. Such investment would be made only if the trustees determine it to be in the best interests of a Fund and its shareholders.

The Funds limit their portfolio investments to securities that meet the diversification and quality requirements of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). See "Net Asset Value." From time to time, a significant portion of a Fund's securities is supported by credit and liquidity enhancements from third party banks and other financial institutions, and as a result, changes in the credit quality of these institutions could cause losses to a Fund and affect its share price.

From time to time, as a defensive measure, including during periods when acceptable short-term Municipal Securities are not available, each Fund may invest in taxable "temporary investments" that include: obligations of the U.S. Government, its agencies or instrumentalities; debt securities rated within the two highest grades by Moody's or S&P for the New York Fund; debt securities rated high quality by any NRSRO for the Florida, Michigan, New Jersey and Pennsylvania Funds; commercial paper rated in the two highest grades by either Moody's or S&P for the New York Fund; commercial paper rated high quality by any NRSRO for the Florida, Michigan, New Jersey and Pennsylvania Funds; certificates of deposit of domestic banks with assets of $1 billion or more; and any of the foregoing temporary investments subject to repurchase agreements. Under a repurchase agreement a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Fund's holding period. Repurchase agreements with broker-dealer firms will be limited to obligations of the U.S. Government, its agencies or instrumentalities. Maturity of the securities subject to repurchase may exceed one year. Interest income from temporary investments is taxable to shareholders as ordinary income. Although a Fund is permitted to invest in taxable securities (limited under normal market conditions to 20% of a Fund's total assets), it is each Fund's primary intention to generate income dividends that are not subject to federal income taxes and, in the case of certain Funds, the income taxes of a particular state. See "Dividends and Taxes." For a description of the ratings, see "Appendix--Ratings of Investments" in the Statement of Additional Information.

The Funds may not borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. Any such borrowings under this provision will not be collateralized. A Fund will not borrow for leverage purposes. A Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 10% of a Fund's net assets valued at the time of the transaction would be invested in such securities. Up to 25% of the total assets of a Fund may be invested at any time in debt obligations of a single issuer or of issuers in a single industry, and a Fund may invest without limitation in Municipal Securities the income on which may be derived from projects of a single type.

Although the Trust has registered as a "non-diversified" investment company, each Fund must meet the diversification requirements of Rule 2a-7 under the 1940 Act. Rule 2a-7 generally provides that a single state money fund shall not, as to 75% of its assets, invest more than 5% of its assets in the securities of an individual issuer, provided that the fund may not invest more than 5% of its assets in the securities of an individual issuer unless the securities are First Tier Securities (as defined in Rule 2a-7). This allows each Fund, as to 25% of its assets, to invest more than 5% of its assets in the securities of an individual issuer. Since each Fund is concentrated in securities issued by a particular state or entities within that state and may invest a significant percentage of its assets in the securities of a single issuer, an investment in a Fund may be subject to more risk than an investment in other types of money market funds. See "Investment Restrictions" in the Statement of Additional Information.

Each Fund has adopted certain investment restrictions that are presented in the Statement of Additional Information, and that, together with the investment objective and fundamental policies of each Fund, cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the 1940 Act, this means the lesser of the vote of (a) 67% of the shares of a Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of a Fund.

FLORIDA FUND. The objective of the Florida Fund is to provide maximum current income that is exempt from federal income tax to the extent consistent with stability of capital. The Florida Fund pursues its objective, primarily through a professionally managed, non-diversified portfolio of short-term high quality municipal obligations issued by or on behalf of the State of Florida, its political subdivisions, authorities and corporations, and territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and other securities that are, in the opinion of bond counsel to the issuer, exempt from the Florida intangibles tax and the interest from which is exempt from federal income taxes ("Florida Municipal Securities"). Dividends representing interest income received by the Florida Fund on Florida Municipal Securities will be exempt from federal income taxes. Dividend income may be subject to state and local taxes. Florida currently has no income tax for individuals. Since the investment manager believes that exemption from the Florida intangibles tax is likely to be available, the Florida Fund generally will seek investments enabling shares of the Florida Fund to be exempt from the intangibles tax. However, there is no assurance that an exemption from the Florida intangibles tax will be available. See "Dividends and Taxes." Florida Municipal Securities may at times have lower yields than other tax-exempt securities. As a temporary defensive position, to the extent Florida Municipal Securities are at any time unavailable or unattractive for investment by the Florida Fund, it will invest in other debt securities the interest from which is exempt from federal income taxes. Under normal market conditions, as a non-fundamental policy, the Florida Fund will maintain at least 65% of its total assets in Florida Municipal Securities. See also "Dividends and Taxes."

Florida is characterized by rapid growth, substantial capital needs, a manageable debt burden, a diversifying but still somewhat narrow economic base and good financial operations. The State continues to experience rapid population growth although not as great as in previous years. The slower population growth rate should allow the State to catch up on its capital needs. Technology-based manufacturing, healthcare and financial services have joined tourism and agriculture as leading elements of Florida's continued economic growth. Florida's overall financial position remains healthy, despite swings in financial operations over the past several years. The swings are reflective of the State's reliance on the sales tax as the major revenue source. Florida has increased its funding of capital projects through more frequent debt issuance rather than the historical pay-as-you-go method.

MICHIGAN FUND. The objective of the Michigan Fund is to provide maximum current income that is exempt from federal and Michigan income taxes to the extent consistent with stability of capital. The Michigan Fund pursues its objective primarily through a professionally managed, non-diversified portfolio of short-term high quality municipal obligations issued by or on behalf of the state of Michigan, its political subdivisions, authorities and corporations, and territories and possessions of the United States and their political subdivisions, agencies and instrumentalities the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal and Michigan income taxes ("Michigan Municipal Securities"). Dividends representing interest income received by the Michigan Fund on Michigan Municipal Securities will be exempt from federal and Michigan income taxes. Such dividend income may be subject to other state and local taxes. To the extent that Michigan Municipal Securities are at any time unavailable or unattractive for investment by the Michigan Fund, it will invest temporarily in other debt securities the interest from which is exempt from federal income taxes. Under normal market conditions, as a non-fundamental policy, the Michigan Fund will maintain at least 65% of its total assets in Michigan Municipal Securities.

Michigan's economic performance relies heavily on national economic trends. Its economy is highly industrialized with an economic base concentrated in the manufacturing sector. This concentration has generally caused the State's economy to be more volatile than that of more diversified states, although its long term growth has kept pace with the nation due to gains in other sectors. The most recent economic recession had a milder effect on the State compared to the recession of the 1980's. The restructuring of the State's manufacturing industry following the recession of the 1980's improved the industry's overall competitive position. In addition, the rebound in the automotive industry of the past several years has improved the State's current economic and financial position, which are currently at record levels of achievement. Michigan's future economic growth will likely come from growth in its service sector.

NEW JERSEY FUND. The objective of the New Jersey Fund is to provide maximum current income that is exempt from federal and New Jersey income taxes to the extent consistent with stability of capital. The New Jersey Fund pursues its objective primarily through a professionally managed, non-diversified portfolio of short-term high quality municipal obligations issued by or on behalf of New Jersey, its political subdivisions, authorities and corporations, and territories and possessions of the United States and their political subdivisions, agencies and instrumentalities the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal and New Jersey income taxes ("New Jersey Municipal Securities"). Dividends representing interest income received by the New Jersey Fund on New Jersey Municipal Securities will be exempt from federal and New Jersey income taxes. Such dividend income may be subject to other state and local taxes. To the extent that New Jersey Municipal Securities are at any time unavailable or unattractive for investment by the New Jersey Fund, it will invest temporarily in other debt securities the interest from which is exempt from federal income taxes. Under normal market conditions, as a non-fundamental policy, the New Jersey Fund will maintain at least 65% of its total assets in New Jersey Municipal Securities.

New Jersey is the ninth most populous state in the nation. Per capita income in 1995 was the second highest of the states and about 128% of the national average. The distribution of employment in New Jersey mirrors that of the nation. After an extraordinary boom in the mid-1980's, New Jersey and the rest of the Northeast fell into a recession a year before the national recession officially began. Along with the rest of the Northeast, New Jersey climbed out of the recession more slowly than the rest of the nation. Since 1992, the unemployment rate in New Jersey has exceeded the national average; the average unemployment rate for New Jersey and the nation during 1996 was 6.2%, slightly higher than that of the U.S. The rate is forecast to drop to 5.5% in 1997, more on par with the rest of the nation.

NEW YORK FUND. The objective of the New York Fund is to provide maximum current income that is exempt from federal, New York State and New York City income taxes to the extent consistent with stability of capital. The New York Fund pursues its objective primarily through a professionally managed, non-diversified portfolio of short-term high quality municipal obligations issued by or on behalf of New York State, its political subdivisions, authorities and corporations, and territories and possessions of the United States and their political subdivisions, agencies and instrumentalities the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal, New York State and New York City income taxes ("New York Municipal Securities"). Dividends representing net interest income received by the New York Fund on New York Municipal Securities will be exempt from federal, New York State and New York City personal income taxes. Such dividend income may be subject to other state and local taxes. To the extent New York Municipal Securities are at any time unavailable or unattractive for investment by the New York Fund, it will invest in other debt securities the interest from which is exempt from Federal income taxes. Under normal market conditions, as a non-fundamental policy, the New York Fund will maintain at least 65% of its total assets in New York Municipal Securities.

New York is the third most populous state in the nation; New York City accounts for about 40% of the State's population. After a boom in the mid-1980's, New York and the rest of the Northeast fell into a recession a year before the national recession officially began. Along with the rest of the Northeast, New York climbed out of the recession more slowly than the rest of the nation. New York ranks third in the nation in personal income. In 1994, per capita personal income was 119% of the national average. Employment distribution is similar to that of the nation except for a higher concentration in the finance, insurance and real estate sector and a lower concentration in manufacturing. Historically, unemployment is more cyclical than for the United States as a whole. Since 1991, New York unemployment has exceeded the U.S. average.

PENNSYLVANIA FUND. The objective of the Pennsylvania Fund is to provide maximum current income that is exempt from federal and Pennsylvania income taxes to the extent consistent with stability of capital. The Pennsylvania Fund pursues its objective primarily through a professionally managed, non-diversified portfolio of short-term high quality municipal obligations issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions, authorities and corporations, and territories and possessions of the United States and their political subdivisions, agencies and instrumentalities the interest from which is in the opinion of bond counsel to the issuer, exempt from federal and Pennsylvania income taxes ("Pennsylvania Municipal Securities"). Dividends representing interest income received by the Pennsylvania Fund on Pennsylvania Municipal Securities will be exempt from federal and Pennsylvania income taxes and (for residents of Philadelphia) from Philadelphia School District Income Tax and (for residents of Pittsburgh) from the intangibles tax for the City and School District of Pittsburgh. Such dividend income may be subject to other state and local taxes. To the extent that Pennsylvania Municipal Securities are at any time unavailable or unattractive for investment by the Pennsylvania Fund, it will invest temporarily in other debt securities the interest from which is exempt from federal income taxes. Under normal market conditions, as a non-fundamental policy, the Pennsylvania Fund will maintain at least 65% of its total assets in Pennsylvania Municipal Securities.

While Pennsylvania is among the leading states in manufacturing and mining, it is transforming into more of a services and high-tech economy evidenced by its growing reputation as a health and education center. Following the recession of the early 1990's, Pennsylvania's economy had become more reflective of the nation's. Service industries became a larger portion of total employment. The steel industry had undergone a successful restructuring. The economy, while continuing to experience some growth, has not seen the levels of growth that most states have experienced during this recent expansion. The replacement of highly paid manufacturing jobs for those in the services and trade sectors will impede income growth. Relative cost advantages which are available to businesses in the Commonwealth compared to its neighboring states, as well as the restructuring and modernization of manufacturing plans, should aid in boosting the economy.

Additional information concerning the risks associated with the Florida, Michigan, New Jersey, New York and Pennsylvania Municipal Securities is set forth in the Statement of Additional Information under "Municipal Securities".

MUNICIPAL SECURITIES AND INVESTMENT TECHNIQUES

The two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by a Fund are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. Among other types of instruments, a Fund may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, warrants and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. A more detailed discussion of Municipal Securities and NRSRO ratings outlined above under "Investment Objective and Policies" is contained in the Statement of Additional Information.

Each Fund may purchase securities which provide for the right to resell them to an issuer, bank or dealer at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is referred to as a "Standby Commitment." Securities may cost more with Standby Commitments than without them. Standby Commitments will be entered into solely to facilitate portfolio liquidity. A Standby Commitment may be exercised before the maturity date of the related Municipal Security if the Fund's investment manager revises its evaluation of the creditworthiness of the underlying security or of the entity issuing the Standby Commitment. Each Fund's policy is to enter into Standby Commitments only with issuers, banks or dealers which are determined by the investment manager to present minimal credit risks. If an issuer, bank or dealer should default on its obligation to repurchase an underlying security, a Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

Each Fund may invest in certain Municipal Securities having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuations in values of the instruments ("Variable Rate Notes"). The interest rate on Variable Rate Notes ordinarily is determined by reference to or is a percentage of a bank's prime rate, the 90 day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, or some similar objective standard. Generally, the changes in the interest rate on Variable Rate Notes reduce the fluctuation in the market value of such notes. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. Each Fund currently intends to invest a substantial portion of its assets in Variable Rate Notes. Variable Rate Demand Notes have a demand feature which entitles the purchaser to resell the securities at amortized cost. The rate of return on Variable Rate Demand Notes also varies according to some objective standard, such as an index of short-term tax-exempt rates. Variable rate instruments with a demand feature enable a Fund to purchase instruments with a stated maturity in excess of one year. Each Fund determines the maturity of variable rate instruments in accordance with Rule 2a-7, which allows a Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Each Fund may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives a Fund an undivided interest in the Municipal Security in the proportion that the Fund's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate with remaining maturities of one year or less. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The investment manager considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by a Fund. It is anticipated by the investment manager that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling a Fund to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, a Fund intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio. While a Fund may invest without limit in Certificates of Participation, it is currently anticipated that such investments will not exceed 25% of a Fund's assets.

Each Fund may purchase and sell Municipal Securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to a Fund at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, a Fund will consider them purchased on the date when it commits itself to the purchase.

A security purchased on a when-issued basis, like all securities held in a Fund's portfolio, is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and depreciate in value when interest rates rise. Therefore if, in order to achieve higher interest income, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the net asset value of a Fund's shares will vary from $1.00 per share, since the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction. See "Net Asset Value."

Each Fund will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but each Fund reserves the right to sell these securities before the settlement date if deemed advisable. The sale of securities may result in the realization of gains that are not exempt from federal income taxes, and in the case of certain Funds, income taxes of a state.

Yields on Municipal Securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, and the size, maturity and rating of the particular offering. The ratings of NRSROs represent their opinions as to the quality of the Municipal Securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields.

In seeking to achieve its investment objective, a Fund may invest all or any part of its assets in Municipal Securities that are industrial development bonds. Moreover, although a Fund does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities which are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the investment manager. To the extent that a Fund's assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.

NET ASSET VALUE

Fund shares are sold at their net asset value next determined after an order and payment are received in the form described under "Purchase of Shares." The net asset value of a Fund share is calculated by dividing the total assets of the Fund less its liabilities by the total number of shares outstanding. The net asset value per share of a Fund is determined on each day the New York Stock Exchange ("Exchange") is open for trading, at 11:00 a.m. and 3:00 p.m. Chicago time, and on each other day on which there is a sufficient degree of trading in a Fund's investments that its net asset value might be affected, except that the net asset value will not be computed on a day on which no orders to purchase shares were received and no shares were tendered for redemption. Each Fund seeks to maintain a net asset value of $1.00 per share.

Each Fund values its portfolio instruments at amortized cost in accordance with Rule 2a-7 under the 1940 Act, which means that they are valued at their acquisition cost, as adjusted for amortization of premium or accretion of discount, rather than at current market value. Calculations are made to compare the value of a Fund's investments, valued at amortized cost, with market-based values. Market-based valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market-based values and a Fund's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. In order to value its investments at amortized cost, a Fund purchases only securities with a maturity of 397 days or less and maintains a dollar-weighted average portfolio maturity of 90 days or less. In addition, each Fund limits its portfolio investments to securities that meet the diversification and quality requirements of Rule 2a-7.

PURCHASE OF SHARES

Shares are sold at net asset value with no sales charge through selected financial services firms, such as broker-dealers and banks ("firms"). The minimum initial investment is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time in management's discretion. Under an automatic investment plan, the minimum initial and subsequent investment is $50. Firms offering a Fund's shares may set higher minimums for accounts they service and may change such minimums at their discretion.

Each Fund seeks to be as fully invested as possible at all times in order to achieve maximum income. Since the Funds will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank's account with its regional Federal Reserve Bank), each Fund has adopted procedures for the convenience of its shareholders and to ensure that it receives investable funds. Orders for purchase of shares received by wire transfer in the form of Federal Funds will be effected at the next determined net asset value. Shares purchased by wire will receive that day's dividend if effected at or prior to the 11:00 a.m. Chicago time net asset value determination, otherwise such shares will receive the dividend for the next calendar day if effected at 3:00 p.m. Chicago time. Orders for purchase accompanied by a check or other negotiable bank draft will be accepted and effected as of 3:00 p.m. Chicago time on the next business day following receipt and such shares will receive the dividend for the next calendar day following the day when the purchase is effected. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected on such check before shares will be purchased. See "Purchase and Redemption of Shares" in the Statement of Additional Information.

If payment is to be wired, call the firm from which you received this prospectus for proper instructions.

CLIENTS OF FIRMS. Firms provide varying arrangements for their clients with respect to the purchase and redemption of Fund shares and the confirmation thereof. Such firms are responsible for the prompt transmission of purchase and redemption orders. Some firms may establish higher minimum investment requirements than set forth above. A firm may arrange with its clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' yield or return. Firms may also hold Fund shares in nominee or street name as agent for and on behalf of their clients. In such instances, the Trust's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Trust's Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing redemptions) or the reinvestment of dividends may not be available through such firms or may only be available subject to conditions and limitations. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. The prospectus should be read in connection with such firm's material regarding its fees and services.

OTHER INFORMATION. The Trust reserves the right to withdraw all or any part of the offering made by this prospectus or to reject purchase orders without prior notice. All orders to purchase shares are subject to acceptance by the Trust and are not binding until confirmed or accepted in writing. Any purchase that would result in total account balances for a single shareholder in excess of $3 million is subject to prior approval by the Trust. Share certificates are issued only on request to the Trust and may not be available for certain types of accounts. A $10 service fee will be charged when a check for purchase of Fund shares is returned because of insufficient or uncollected funds or a stop payment order.

Shareholders should direct their inquiries to the firm from which this prospectus was obtained or to Kemper Service Company ("KSvC"), the Trust's "Shareholder Service Agent," 811 Main Street, Kansas City, Missouri 64105-2005.

The Funds of Investors Municipal Cash Fund are available for sale only in the following states and federal district:

FLORIDA FUND             MICHIGAN FUND        NEW JERSEY FUND        NEW YORK FUND       PENNSYLVANIA FUND
------------             -------------        ---------------        -------------       -----------------
Alabama               District of Columbia  Connecticut           Connecticut           Connecticut
District of Columbia  Florida               Delaware              District of Columbia  Delaware
Florida               Georgia               District of Columbia  Florida               District of Columbia
Georgia               Indiana               Florida               Georgia               Florida
Indiana               Michigan              Georgia               Indiana               Georgia
New Jersey            New Jersey            Indiana               New Jersey            Indiana
Ohio                  Ohio                  Maryland              New York              Maryland
Pennsylvania          Pennsylvania          Massachusetts         Ohio                  Michigan
Virginia              Virginia              New Jersey            Pennsylvania          New Jersey
                                            New York              Virginia              Ohio
                                            Ohio                                        Pennsylvania
                                            Pennsylvania                                Vermont
                                            Virginia                                    Virginia
                                            West Virginia                               West Virginia

REDEMPTION OF SHARES

GENERAL. Upon receipt by the Shareholder Service Agent of a request in the form described below, shares will be redeemed by the Trust at the next determined net asset value. If processed at 3:00 p.m. Chicago time, the shareholder will receive that day's dividend. A shareholder may use either the regular or expedited redemption procedures. Shareholders who redeem all their shares of a Fund will receive the net asset value of such shares and all declared but unpaid dividends on such shares.

If shares of the Fund to be redeemed were purchased by check or through certain Automated Clearing House ("ACH") transactions, the Trust may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Trust of the purchase amount. Shareholders may not use expedited redemption procedures (wire transfer or Redemption Check) until the shares being redeemed have been owned for at least 10 days and shareholders may not use such procedures to redeem shares held in certificated form. There is no delay when shares being redeemed were purchased by wiring Federal Funds.

If shares being redeemed were acquired from an exchange of shares of a mutual fund that were offered subject to a contingent deferred sales charge as described in the prospectus for that other fund, the redemption of such shares by the Trust may be subject to a contingent deferred sales charge as explained in such prospectus.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions, ACH transactions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Trust or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless the Trust or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. THE SHAREHOLDER WILL BEAR THE RISK OF LOSS, including loss resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Because of the high cost of maintaining small accounts, the Trust reserves the right to redeem an account that falls below the minimum investment level, currently $1,000. Thus, a shareholder who makes only the minimum initial investment and then redeems any portion thereof might have the account redeemed. A shareholder will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before the Trust redeems the shareholder account.

Firms provide varying arrangements for their clients to redeem Fund shares. Such firms may independently establish and charge amounts to their clients for such services.

REGULAR REDEMPTIONS. When shares are held for the account of a shareholder by the Trust's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to KSvC, P.O. Box 419153, Kansas City, Missouri 64141-6153. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

TELEPHONE REDEMPTIONS. If the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors) provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-231-8568. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Trust reserves the right to terminate or modify this privilege at any time.

EXPEDITED WIRE TRANSFER REDEMPTIONS. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 11:00 a.m. Chicago time will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-231-8568 or in writing, subject to the limitations on liability described under "General" above. The Trust is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Trust currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above, or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Trust reserves the right to terminate or modify this privilege at any time.

EXPEDITED REDEMPTIONS BY DRAFT. Upon request, shareholders will be provided with drafts to be drawn on the Fund ("Redemption Checks"). These Redemption Checks may be made payable to the order of any person for not more than $5 million. Shareholders should not write Redemption Checks in an amount less than $100 since a $10 service fee will be charged as described below. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until the Trust receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Information Form which is available from the Trust or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. The Trust reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute Fund shares. In addition, firms may impose minimum balance requirements in order to obtain this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by the Trust.

Unless one signer is authorized on the Account Information Form, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been on the Trust's books for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificated form. The Trust reserves the right to terminate or modify this privilege at any time.

The Trust may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Trust shares in excess of the value of a Fund account or in an amount less than $100; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested.

SPECIAL FEATURES

Certain firms that offer shares of the Funds also provide special redemption features through charge or debit cards and checks that redeem Fund shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and any special rules of the cash management program being offered.

Information about the following special features is contained in the Statement of Additional Information; and further information may be obtained without charge from KDI: Exchange Privilege; Systematic Withdrawal Program and Automated Clearing House Programs.

DIVIDENDS AND TAXES

DIVIDENDS. Dividends are declared daily and paid monthly. Shareholders may select one of the following ways to receive dividends:

1. REINVEST DIVIDENDS at net asset value into additional shares of a Fund. Dividends are normally reinvested on the next to last business day of the month. Dividends will be reinvested unless the shareholder elects to receive them in cash.

2. RECEIVE DIVIDENDS IN CASH if so requested. Checks will be mailed monthly, within five business days of the reinvestment date, to the shareholder or any person designated by the shareholder.

A Fund reinvests dividend checks (and future dividends) in shares of the Fund if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

TAXES. The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (the "Code") and, if so qualified, will not be subject to federal income taxes to the extent its earnings are distributed. Each Fund also intends to meet the requirements of the Code applicable to regulated investment companies distributing tax-exempt interest dividends and, therefore, dividends representing net interest received on Municipal Securities will not be includable by shareholders in their gross income for federal income tax purposes, except to the extent such interest is subject to the alternative minimum tax as discussed hereinafter. Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. Government) and net short-term capital gains, if any, are taxable to shareholders as ordinary income.

Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year in which declared for federal income tax purposes. Each Fund may adjust its schedule for dividend reinvestment for the month of December to assist it in complying with reporting and minimum distribution requirements contained in the Code.

Net interest on certain "private activity bonds" issued on or after August 8, 1986 is treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends from a Fund are to be treated as interest on private activity bonds in proportion to the interest a Fund receives from private activity bonds, reduced by allowable deductions. For the 1997 calendar year 13%, 39%, 17% and 20% of the net interest income for the Florida, New Jersey, New York and Pennsylvania Funds, respectively, was derived from "private activity bonds."

Exempt-interest dividends, except to the extent of interest from "private activity bonds," are not treated as a tax preference item. For a corporate shareholder, however, such dividends will be included in determining such corporate shareholder's "adjusted current earnings." Seventy-five percent of the excess, if any, of "adjusted current earnings" over the corporate shareholder's other alternative minimum taxable income with certain adjustments will be a tax-preference item. Corporate shareholders are advised to consult their tax advisers with respect to alternative minimum tax consequences.

Shareholders will be required to disclose on their federal income tax returns the amount of tax-exempt interest earned during the year, including exempt-interest dividends received from a Fund.

Individuals whose modified income exceeds a base amount will be subject to federal income tax on up to 85% of their Social Security benefits. Modified income includes adjusted gross income, tax-exempt interest, including exempt-interest dividends from a Fund, and 50% of Social Security benefits.

FLORIDA FUND. Dividends paid by the Florida Fund to individual shareholders will not be subject to the Florida income tax since Florida does not impose a personal income tax. Dividends paid by the Florida Fund will be taxable to corporate shareholders that are subject to the Florida corporate income tax. Additionally, Florida imposes an "intangibles tax" at the rate of $2.00 per $1,000 of taxable value of certain securities and other intangible assets owned by Florida residents. U.S. Government securities and Florida Municipal Securities are exempt from this intangibles tax. If, on December 31 of any year, the Florida Fund's portfolio consists of both exempt and non-exempt assets, then only the portion of the value of the Florida Fund's shares attributable to U.S. Government securities will be exempt from the Florida intangibles tax payable in the following year. Thus, in order to take full advantage of the exemption from the intangibles tax in any year, the Florida Fund would be required to sell all non-exempt assets held in its portfolio and reinvest the proceeds in exempt assets prior to

December 31. Transaction costs involved in restructuring the portfolio in this fashion would likely reduce the Florida Fund's investment return and might exceed any increased investment return the Florida Fund achieved by investing in non-exempt assets during the year.

MICHIGAN FUND. Dividends paid by the Michigan Fund derived from interest income from obligations of Michigan, its political or governmental subdivisions or obligations of the U.S., its agencies, instrumentalities or possessions will be exempt from the Michigan personal income tax and Michigan Single Business Tax provided that at least 50% of the total assets of the Michigan Fund are invested in such issues at the end of each quarter. Michigan also exempts from its intangible personal property tax obligations of Michigan, its political and governmental subdivisions and obligations of the U.S. and its possessions, agencies and instrumentalities. To the extent that the Michigan Fund's portfolio includes such exempt assets, the value of the Michigan Fund shares will also be exempt.

NEW JERSEY FUND. Dividends paid by the New Jersey Fund will be exempt from New Jersey Gross Income Tax to the extent that the dividends are derived from interest on obligations of the state or its political subdivisions or authorities or on obligations issued by certain other government authorities or from capital gains from the disposition of such obligations, as long as the New Jersey Fund meets certain investment and filing requirements necessary to establish and maintain its status as a "Qualified Investment Fund" in New Jersey. It is the New Jersey Fund's intention to satisfy these requirements and maintain Qualified Investment Fund status. Dividends paid by the New Jersey Fund derived from interest on non-exempt assets will be subject to New Jersey Gross Income Tax. Dividends paid by the New Jersey Fund will be taxable to corporate shareholders subject to the New Jersey corporation business (franchise) tax.

NEW YORK FUND. Dividends paid by the New York Fund representing net interest received on New York Municipal Securities will be exempt from New York State and New York City income taxes. Dividends paid by the New York Fund will be taxable to corporate shareholders that are subject to New York State and New York City corporate franchise tax.

PENNSYLVANIA FUND. Dividends paid by the Pennsylvania Fund will be exempt from Pennsylvania income tax to the extent that the dividends are derived from interest on obligations of Pennsylvania, any public authority, commissions, board or other state agency, any political subdivision of the state or its public authority, and certain obligations of the U.S. or its territories (including Puerto Rico, Guam and the Virgin Islands). Dividends paid by the Pennsylvania Fund representing interest income on Pennsylvania Municipal Securities are also generally exempt from the Philadelphia School District Income Tax for residents of Philadelphia and from the intangibles tax for the City and School District of Pittsburgh for residents of Pittsburgh. Shareholders of the Pennsylvania Fund who are subject to the Pennsylvania property tax in their county of residence will be exempt from county personal property tax to the extent that the portfolio of the Pennsylvania Fund consists of such exempt obligations on the annual assessment date of January 1.

GENERAL. The tax exemption for federal income tax purposes of dividends from a Fund does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income, and shareholders of a Fund are advised to consult their own tax advisers in that regard and as to the status of their accounts under state and local tax laws.

Each Fund is required by law to withhold 31% of taxable dividends paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances.

Shareholders normally will receive monthly confirmations of dividends and of purchase and redemption transactions. Firms may provide varying arrangements with their clients with respect to confirmations. Tax information will be provided annually. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

INVESTMENT MANAGER AND SHAREHOLDER SERVICES

INVESTMENT MANAGER. Scudder Kemper Investments, Inc. ("Scudder Kemper"), 345 Park Avenue, New York, New York, is the investment manager of each Fund and provides the Funds with continuous professional investment supervision. Scudder Kemper is one of the largest investment managers in the country with more than $200 billion under management and has been engaged in the management of investment funds for more than seventy years. Zurich Insurance Company, a leading internationally recognized provider of insurance and financial services in property/casualty and life insurance, reinsurance and structured financial solutions as well as asset management, owns approximately 70% of Scudder Kemper, with the balance owned by Scudder Kemper's officers and employees.

Responsibility for overall management of the Trust rests with its Board of Trustees and officers. Professional investment supervision is provided by Scudder Kemper. The investment management agreement provides that Scudder Kemper shall act as each Fund's investment adviser, manage its investments and provide it with various services and facilities. For the services and facilities furnished, the Funds pays a monthly investment management fee, on a graduated basis of 1/12 of the following annual rates.

                      COMBINED AVERAGE                           ALL
                      DAILY NET ASSETS                          FUNDS
                      ----------------                          -----
$0 - $500 million...........................................    .22%
$500 - $1 billion...........................................    .20%
$1 billion - $2 billion.....................................    .175%
$2 billion - $3 billion.....................................    .16%
Over $3 billion.............................................    .15%

Scudder Kemper has agreed to temporarily waive its management fee and absorb operating expenses to the extent, if any, that such expenses, as defined below, exceed .80% of average daily net assets of the New York Fund, .75% of average daily net assets of the Michigan Fund and .90% of the average daily net assets of each of the Florida, New Jersey and Pennsylvania Funds. For this purpose, "operating expenses" of a Fund does not include taxes, interest, extraordinary expenses, brokerage commissions or transaction costs. Upon notice to the Trust, Scudder, Kemper may at any time terminate any waiver or absorption of operating expenses. In addition, from time to time, Scudder Kemper may voluntarily absorb certain additional operating expenses of a Fund. The level of this voluntary expense absorption shall be in Scudder Kemper's discretion and is in addition to Scudder Kemper's agreement to absorb certain operating expenses of the Funds described above.

FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation ("SFAC") a subsidiary of Scudder Kemper is responsible for determining the daily net asset value per share of the Funds and maintaining all accounting records related hereto. Currently, SFAC receives no fee for its services to the Funds.

YEAR 2000 COMPLIANCE. Many computers currently are unable to correctly process date-related information which spans the 21(st) century. The inability to successfully address this issue could result in interruptions in a Fund's business and have a material adverse effect on a Fund's operations. Scudder Kemper and its affiliates have commenced a review of their computer-based systems, as well as those of third party service providers, with a view toward assessing whether or not the transition to the 21(st) century will have any material impact on the ability of Scudder Kemper to conduct its business. The process involves identifying the systems affected, monitoring the process of system upgrades, as appropriate, against planned time lines, and developing contingency plans in order to meet identified material risks.

DISTRIBUTOR AND ADMINISTRATOR. Pursuant to an administration, shareholder services and distribution agreement ("distribution agreement"), Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of Scudder Kemper, serves as distributor, administrator and principal underwriter of each Fund to provide information and administrative and distribution services for existing and potential shareholders. The distribution agreement provides that KDI shall act as agent for each Fund for the sale of Fund shares and shall appoint various financial services firms ("firms"), such as broker-dealers and banks, to provide a cash management service for their customers or clients through a Fund. The firms are to provide such office space and equipment, telephone facilities, personnel and sales literature distribution as is necessary or appropriate for providing information and services to the firms' clients. For its services under the distribution agreement, the Trust pays KDI an annual distribution services fee, payable monthly, of .50% of average daily net assets of each Fund except the Michigan Fund, which pays .35% of its average daily net assets. The fee is accrued daily as an expense of each Fund.

KDI has related administrative services and selling group agreements with various broker-dealer firms to provide cash management and other services for Fund shareholders. KDI also has services agreements with banking firms to provide such services, except for certain underwriting or distribution services which the banks may be prohibited from providing under the Glass-Steagall Act, for their clients who wish to invest in a Fund. If the Glass-Steagall Act should prevent banking firms from acting in any capacity or providing any of the described services, management will consider what action, if any, is appropriate. Management does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Trust. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. KDI normally pays the firms at a maximum annual rate of 50% (.35% for Michigan Fund) of average daily net assets of those accounts that they maintain and service. In addition, KDI may, from time to time, from its own resources pay certain firms additional amounts for such services including, without limitation, fixed dollar amounts and amounts based upon a percentage of net assets or increased net assets in those portfolio accounts that said firms maintain and service. KDI may elect to keep a portion of the total distribution services fee to compensate itself for functions performed for a Fund or to pay for sales materials or other promotional activities. Since the distribution agreement provides for fees that are used by KDI to pay for distribution and administration services, the agreement along with the related administration services and selling group agreements and the plan contained therein are approved and reviewed in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares.

Since the fee payable to KDI under the distribution agreement is based upon a percentage of the average daily net assets of each Fund and not upon the actual expenditures of KDI, the expenses of KDI (which may include overhead expense) may be more or less than the fees received by it under the distribution agreement. For example, during the fiscal year ended March 31, 1997 for the New York Fund, KDI incurred expenses under the distribution agreement of approximately $170,000, while it received an aggregate fee under the distribution agreement of $71,000 after an expense waiver of $111,000. If the distribution agreement is terminated in accordance with its terms, the obligation of the Trust to make payments to KDI pursuant to the distribution agreement will cease and the Funds will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any excess expenses incurred by KDI over its fees under the distribution agreement if, for any reason, the distribution agreement is terminated in accordance with its terms. Any cumulative expenses incurred by KDI in excess of fees received may or may not be recovered through future fees under the distribution agreement.

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of the Trust. They attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Trust. IFTC also is the Trust's transfer and dividend-paying agent. Pursuant to a services agreement with IFTC, KSvC, 811 Main Street, Kansas City, Missouri 64105, an affiliate of Scudder Kemper, serves as Shareholder Service Agent of the Trust.

PERFORMANCE

From time to time, a Fund may advertise several types of performance information including "yield," "effective yield," and "tax equivalent yield." Each of these figures is based upon historical earnings and is not representative of the future performance of a Fund. The yield of a Fund refers to the net investment income generated by a hypothetical investment in the Fund over a specific seven-day period. This net investment income is then annualized, which means that the net investment income generated during the seven-day period is assumed to be generated each week over an annual period and is shown as a percentage of the investment. The effective yield is calculated similarly, but the net investment income earned by the investment is assumed to be compounded weekly when annualized. The effective yield will be slightly higher than the yield due to this compounding effect. Tax equivalent yield is the yield that a taxable investment must generate in order to equal the Fund's yield for an investor in a stated federal and, if applicable, state and local income tax bracket (normally assumed to be the maximum tax rate). Tax equivalent yield is based upon, and will be higher than, the portion of a Fund's yield that is tax-exempt.

The performance of a Fund may be compared to that of other money market mutual funds or mutual fund indexes as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. A Fund's performance and its relative size may be compared to other money market mutual funds as reported by IBC/Financial Data, Inc.'s or Money Market Insight(R), reporting services on money market funds. Investors may want to compare a Fund's performance on an after-tax basis to that of various bank products as reported by BANK RATE MONITOR(TM), a financial reporting service that weekly publishes average rates of bank and thrift institution money market deposit accounts and interest bearing checking accounts or various certificate of deposit indexes. The performance of a Fund also may be compared to that of U.S. Treasury bills and notes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured. In addition, investors may want to compare a Fund's performance to the Consumer Price Index either directly or by calculating its "real rate of return," which is adjusted for the effects of inflation.

Information may be quoted from publications such as MORNINGSTAR, INC., THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BARRON'S, FORTUNE, THE CHICAGO TRIBUNE, USA TODAY, INSTITUTIONAL INVESTOR and REGISTERED REPRESENTATIVE. A Fund may depict the historical performance of the securities in which it may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. A Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.

A Fund's yield will fluctuate. Shares of a Fund are not insured. Additional information concerning a Fund's performance appears in the Statement of Additional Information.

CAPITAL STRUCTURE

The Trust is an open-end, non-diversified management investment company, which was organized under the name "Tax-Exempt New York Money Market Fund" as a business trust under the laws of Massachusetts on March 2, 1990 with a single investment portfolio. On May 21, 1997 the Trust changed its name from "Tax-Exempt New York Money Market Fund" to "Investors Municipal Cash Fund."

The Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Funds," all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. Currently, the Trust has five Funds. None of the Funds' shares are divided into classes. The Board of Trustees may authorize the issuance of additional Funds if deemed desirable, each with its own investment objective, policies and restrictions. Since the Trust offers multiple Funds, it is known as a "series company." Shares of a Fund have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Fund subject to any preferences, rights or privileges of any classes of shares within the Fund. Generally each class of shares issued by a particular Fund would differ as to the allocation of certain expenses of the Fund such as distribution and administrative expenses, permitting, among other things, different levels of services or methods of distribution among various classes. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Trust is not required to hold annual shareholders' meetings, and does not intend to do so. However, it will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment management agreement. Subject to the Agreement and Declaration of Trust of the Trust, shareholders may remove trustees. Shareholders will vote by Fund and not in the aggregate or by class except when voting in the aggregate is required under the 1940 Act, such as for the election of trustees, or when the Board of Trustees determines that voting by class is appropriate.

The Florida, Michigan, New Jersey and Pennsylvania Funds each may in the future seek to achieve its investment objective by pooling its assets with assets of other mutual funds for investment in another investment company having the same investment objective and substantially the same investment policies and restrictions as such Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce costs. It is expected that any such investment company would be managed by Scudder Kemper in substantially the same manner as the corresponding Fund. Shareholders of a Fund will be given at least 30 days' prior notice of any such investment, although they will not be entitled to vote on the action. Such investment would be made only if the Trustees determine it to be in the best interests of the respective Fund and its shareholders.

                                        INVESTORS
                                        MUNICIPAL
                                        CASH FUND
                                        PROSPECTUS
                                        MARCH 3, 1998

                                        INVESTORS FLORIDA
                                        MUNICIPAL CASH FUND

                                        INVESTORS MICHIGAN
                                        MUNICIPAL CASH FUND

                                        INVESTORS NEW JERSEY
                                        MUNICIPAL CASH FUND

                                        INVESTORS PENNSYLVANIA
                                        MUNICIPAL CASH FUND

                                        TAX-EXEMPT NEW YORK
                                        MONEY MARKET FUND

IMCF-1 3/98   (LOGO)printed on recycled paper

                         INVESTORS MUNICIPAL CASH FUND

                      STATEMENT OF ADDITIONAL INFORMATION
                                 MARCH 3, 1998

             INVESTORS FLORIDA MUNICIPAL CASH FUND ("FLORIDA FUND")
           INVESTORS MICHIGAN MUNICIPAL CASH FUND ("MICHIGAN FUND")*
          INVESTORS NEW JERSEY MUNICIPAL CASH FUND ("NEW JERSEY FUND")
        INVESTORS PENNSYLVANIA MUNICIPAL CASH FUND ("PENNSYLVANIA FUND")
            TAX-EXEMPT NEW YORK MONEY MARKET FUND ("NEW YORK FUND")
             *INVESTORS MICHIGAN MUNICIPAL CASH FUND WILL COMMENCE
                     OPERATIONS ON OR ABOUT APRIL 6, 1998.
               222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606
                                 1-800-231-8568

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Investors Municipal Cash Fund (the "Trust") dated March 3, 1998. The prospectus may be obtained without charge from the Trust.

                               ------------------

                               TABLE OF CONTENTS

                                                              Page
                                                              ----
Municipal Securities........................................  B-1
Investment Restrictions.....................................  B-7
Investment Manager and Shareholder Services.................  B-9
Portfolio Transactions......................................  B-13
Purchase and Redemption of Shares...........................  B-14
Dividends, Net Asset Value and Taxes........................  B-14
Performance.................................................  B-15
Officers and Trustees.......................................  B-21
Special Features............................................  B-23
Shareholder Rights..........................................  B-25
Report of Independent Auditors (May 8, 1997)................  B-27
Statement of Net Assets (May 8, 1997).......................  B-28
Report of Independent Auditors (February 13, 1998)..........  B-29
Statement of Net Assets (February 13, 1998).................  B-30
Appendix--Ratings of Investments............................  B-31

The financial statements appearing in the Trust's 1997 Annual and Semiannual (unaudited financial statement) Reports to Shareholders are incorporated herein by reference. The Trust's Annual and Semiannual Reports accompanies this Statement of Additional Information. All adjustments necessary for a fair statement of the results of operations for the period covered by the Semiannual report are included. All such adjustments are of a normal recurring nature.

IMCF-13 3/98               (LOGO)printed on recycled paper

MUNICIPAL SECURITIES

Municipal Securities that a Fund may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Municipal Securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income taxes. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issues.

Municipal Securities generally are classified as "general obligation" or "revenue." General obligation notes are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue notes are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Securities are in most cases revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds.

Examples of Municipal Securities which are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. Each Fund may purchase other Municipal Securities similar to the foregoing that are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

The Federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or Federal law which litigation ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

The following information as to certain risk factors is given to investors because each Fund concentrates its investments in either Florida, New Jersey, New York or Pennsylvania Municipal Securities (as defined in the prospectus). Such information constitutes only a summary, does not purport to be a complete description and is based upon information from official statements relating to securities offerings of Florida, New Jersey, New York and Pennsylvania issuers.

FLORIDA FUND. In 1992, Florida voters approved a constitutional amendment referred to as "Save Our Homes." This amendment limits ad valorem taxes on homestead properties and restricts the ability of taxing entities to increase real property taxes. While property taxes levied for payment of debt service are not restricted by the limitation, the overall creditworthiness of the governmental entity may be adversely affected. Taxing entities consisting primarily of residential areas, particularly school districts, and those entities close to their tax rate limitations are most likely to be adversely affected.

Under current law, the State of Florida is required to maintain a balanced budget such that current expenses are met from current revenues. Although Florida does not currently impose an individual income tax, it does impose a corporate income tax that is allocable to the State, in addition to an ad valorem tax on intangible personal property and sales and use taxes. These taxes are a major source of funds to meet Florida expenses, including repayment of, and interest on, obligations backed solely by the full faith and credit of the State, without recourse to any specific project.

Florida has experienced substantial population increases as a result of migration to Florida from other areas of the United States and from foreign countries which is expected to continue. Florida's growth was close to three times the national average during the 1980's. This pace fueled concerns about the need for resource management and conservation. Although growth has slowed recently to about twice the national 1% annual rate, it is expected to remain above average for the indefinite future. According to the 1990 census report, Florida's population of 12.7 million was the fourth highest in the nation and 31% above 1980's 9.7 million, and it is expected to approach 15 million by 2000. It is anticipated that corresponding increases in State revenues will be necessary during this decade to meet increased burdens on the various public and social services provided by Florida.

Florida's ability to meet the needs of its population will depend in part upon its ability to foster business and economic growth. Florida's economy began picking up in 1993 following a slow period in the early 1990's partly due to the rebuilding following Hurricane Andrew (discussed below) and to some resurgence in the nationwide economy. Employment numbers reflect the improved economic picture in the State. The unemployment rate for 1996 was 5.1%, after peaking at 8.2% in 1992. The unemployment rate has stabilized at 5.1% for 1997. Commercial construction remained weak while residential construction improved. Construction has shifted to lower-valued multi-family units rather than the higher priced single-family homes. International trade continues to grow in southern Florida. Almost 10% of the state's workforce are directly or indirectly involved in foreign trade. Florida also continues to experience employment gains in the technology-based industry, the light manufacturing industry and the service sector. Service industry payrolls grew by 74,700, or 3.6% during 1996. This growth rate is expected to stabilize over the next several years. Healthcare jobs are forecasted to be a large contributor to the increase in service industry jobs. The largest contributor is business services. This growth continues to diversify and better position Florida's overall economy, which was previously dominated by agriculture and tourism. Tourism remains a major industry in the state and accounts for 11% of Florida's economy. The number of visitors to the state had steadily grown; however, in 1991 the number had dropped for the first time. Visitors have steadily increased since then and the state is expecting an increase of 4% for 1997. The number of visitors to the state in 1996 reached a record level of approximately 43 million. Latin Americans have become an increasingly larger portion of the number of visitors to the state. The tourism industry directly employs about 900,000 people and generates $33 billion in taxable spending. Florida's future economic and business growth could be restricted by the natural limitations of available environmental resources and the ability to finance adequate public facilities such as roads and schools.

Despite Florida's rapid growth and recent acceleration in debt financing, the State's debt burden remains lower than that of other large population states. Net debt payable from state revenues is $613 per capita.

Fiscal year 1997 has benefited from a continued strong economy. The corporate income tax and the sales tax have consistently outpaced budgeted amounts. An additional $280 million has been added to the year's total revenues during the month of October.

The State's economy should continue to benefit from good population growth, economic diversification and an increase in foreign trade. These positive economic factors combined with the State's moderate debt burden suggest a certain level of stability in the State's credit outlook.

As of May 14, 1997, the State's general obligation debt was rated Aa by Moody's Investors Service, Inc. ("Moody's") and AA+ by Standard & Poor's Corporation ("S&P").

MICHIGAN FUND. The principal sectors of Michigan's diversified economy are manufacturing of durable goods (including automobiles and components and office equipment), tourism and agriculture. The transportation equipment sector still dominates manufacturing jobs at 31% of the total. As reflected in historical employment figures, the State's economy has lessened its dependence upon durable goods manufacturing. In 1960, employment in such industry accounted for 33% of the State's workforce. This figure fell to 17.1% for the first 11 months of 1994. However, such manufacturing continues to be an important part of the State's economy. This particular industry is highly cyclical, which adversely affects the revenue streams of the State and its political subdivisions because it adversely impacts tax sources, particularly sales taxes.

Michigan is a large exporter state. It mainly exports to Canada and Mexico. With the passage of NAFTA, concerns were raised about its affect upon the State's manufacturing base; but there has been little noticeable effect. Exports of automobiles declined slightly, but this resulted more from the number of new auto plants located outside of Michigan than from NAFTA. The State ended 1993 with the highest employment level in fifteen years. The unemployment rate for 1993 was 7.0% compared to 8.8% and 9.2% for 1992 and 1991, respectively. The 1994 unemployment rate was 5.9% and a record low rates were achieved throughout 1995, reflecting the continued improvement in Michigan's economy, particularly the auto industry.

The State's financial position has improved in the last year because of greater than anticipated revenues. Michigan's economy has continued to strengthen due to the automotive industry. It had to do major maneuvering in fiscal years 1991 through 1993 to balance the books. The State used accounting changes, expenditure reductions (hiring freeze, reduction in public aid) and delayed payments to local governments to balance the budget. The State eliminated a structural deficit in fiscal year 1992 and began 1993 with limited reserves. Due to continued cost cutting efforts and greater than anticipated revenues from the better than expected economic growth, fiscal year 1993 ended with a $312 million surplus compared to $1.8 billion deficit from 1991. Fiscal year 1994 saw similar results, and the strong revenue growth continued in fiscal year 1995. The State's Rainy Day Fund contained $1 billion, or 6.7% of the General and School Aid Funds at the conclusion of fiscal 1995. The State forecast underlying revenue growth for fiscal year 1995 of 6%. The 1996 fiscal year budget was based on a conservative revenue growth rate of 4.7%. Fiscal 1996 is expected to end with a modest operating surplus. The fiscal 1997 budget is premised upon conservative revenue growth assumptions.

At the present time the State does not levy any ad valorem taxes on real or tangible personal property. In addition, the State Constitution limits the extent to which municipalities or political subdivisions may levy taxes upon real and personal property through a process that regulates assessments. On May 1, 1992, the Governor signed into law a bill relating to the manner by which property taxes are assessed in Michigan. The bill required, among other things, that 1992 real property tax assessments remain at 1991 assessment levels, subject to certain adjustments. Two proposals relating to property tax reform and to amend the State Constitution appeared on the ballot for the November 1992 general election and were defeated, and a third proposal was rejected at a special election held June 2, 1992. In addition to the foregoing, several other proposals for property tax reform in Michigan have been suggested and may again be submitted to the electors at future elections. On July 21, 1993, the Michigan State Legislature passed Senate Bill 1 and the Governor signed the Bill into law on August 19, 1993. Senate Bill 1, which upon passage became Act 145 of the Michigan Public Acts of 1993 ("Act 145"), is the latest development in a long-term effort by the State and its electorate to modify the local ad valorem property tax system. The law significantly affects financing of K-12 school operations beginning with July 1, 1994 tax levies. Act 145 exempts all property in the State of Michigan from millage levied for local school and intermediate school district operating purposes. Millage levied for community colleges and millage levied for voter-approved general obligation debt are not encompassed within the exemption. Act 145 did not contain a method for replacing revenues lost by these exemptions or provide for other means of financing public education. In December 1993, the Michigan Legislature proposed a school funding program that included two funding mechanisms. The initial funding program was to be voted on by the electorate at an election that was held on March 15, 1994 and an alternative funding program that would automatically go into effect should the initial program fail to be approved. On March 15, 1994 the initial funding program was approved by the voters and became effective July 1, 1994. The new funding program included an increase in the state sales tax to 6 cents from 4 cents, a 2% real estate transfer tax, a six mill property tax levied by the State on all property and an eighteen mill property tax on commercial property, an interstate phone charge, an increase in the cigarette tax, and additional revenue generated from the implementation of Keno. In exchange for the implementation of the property tax and increased taxes, the State's income tax was decreased to 4.4% from 4.6%. The full effect of the change in the revenue structure for financing K-12 public education has not been realized at either the local or state level. Depending upon its effect on the State's finances, and as the funding for education matures the State's method of financing public education may be altered.

As of December, 1996, the State's general obligation bonds are rated Aa by Moody's, AA by Standard & Poor's and AA by Fitch.

NEW JERSEY FUND. New Jersey is the ninth most populous state in the nation. Per capita income in 1993 was the second highest of the states and 129% of the national average. The distribution of employment in New Jersey mirrors that of the nation. After an extraordinary boom in the mid-1980's, New Jersey and the rest of the Northeast fell into a recession a year before the national recession officially began. Along with the rest of the Northeast, New Jersey climbed out of the recession more slowly than the rest of the nation. Since 1992, the unemployment rate in New Jersey has exceeded the national average; the unemployment rates for New Jersey and the nation during the first quarter of 1995 were 6.9% and 5.9%, respectively.

New Jersey has a complicated debt structure. The State has $3.6 billion in G.O. debt outstanding, nearly $2.0 billion in appropriation backed debt, and another $1.2 billion in other tax-supported debt. Net tax-supported debt per capita is $864, or twice the median and eleventh in the nation. Net tax-supported debt represents 3.2% of personal income, 50% above the median and fifteenth in the nation.

On a GAAP ("Generally Accepted Accounting Principles") basis, New Jersey has achieved a surplus in each of the last three fiscal years, increasing its fund balance to a large 12% of expenditures. On a budgetary basis, the State has purposely drawn down the undesignated General Fund fund balance in recent years. Even so, at the end of fiscal year 1994, the undesignated fund balance was 6% of expenditures on a GAAP basis. Preliminary numbers for fiscal year 1995 indicate a modest budgetary deficit, smaller than planned; the GAAP results cannot be predicted yet. The fiscal year 1996 budget substantially reduces the reliance on one-shots, and assumes a slower economy than in 1995. The budget has been well received by the rating agencies.

The New Jersey Constitution provides, in part, that no money shall be drawn from the State treasury except for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the appropriations contained therein, together with all prior appropriations made for the same fiscal period, shall exceed the total amount of the revenue on hand and anticipated to be available to meet such appropriations during such fiscal period, as certified by the Governor.

The Local Government Cap Law (the "Cap Law") generally limits the year-to-year increase of the total appropriations of any municipality and the tax levy of any county to either five percent or an index rate determined annually by the Director, whichever is less. However, where the index percentage rate exceeds five percent, the Cap Law permits the governing body of any municipality or county to approve the use of a higher percentage rate up to the index rate. Further, where the index percentage rate is less than five percent, the Cap Law also permits the governing body of any municipality or county to approve the use of a higher percentage rate up to five percent. Regardless of the rate utilized, certain exceptions exist to the Cap Law's limitation on increases in appropriations. The principal exceptions to this limitation are municipal and county appropriations to pay debt service requirements; to comply with certain other State or federal mandates; amounts approved by referendum; and, in the case of municipalities only, to fund the preceding year's cash deficit or to reserve for shortfalls in tax collections.

State law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued. With certain exceptions, no local unit is permitted to issue bonds for the payment of current expenses. Local units may not issue bonds to pay outstanding bonds, except for refunding purposes and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of first issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis, which is the average of the equalized value of all taxable real property and improvements within the geographic boundaries of the local unit, as annually determined by the Director of the Division of Taxation, for each of the three most recent years.

As of October, 1996, the State's general obligation ratings were Aa1 by Moody's, AA+ by S&P and AA+ by Fitch Investors Services, Inc.

NEW YORK FUND. With a population of 18 million, New York ranks third in population among the fifty states. According to the census, New York gained 2.5% in population between 1980 and 1990 after a loss of 3.7% in the prior decade. New York City accounts for about 40% of the State's population. New York ranks fourth in the nation in personal income; in 1995, per capita personal income was 119% of the national average. Employment peaked in 1989 at 8.2 million, and declined 425,000 between 1989 and 1992. This was the most severe job loss since recordkeeping began in 1939. Since then, the State has gained back about 200,000 private sector jobs, while government employment declined by 53,000. Employment distribution is similar to that of the nation as a whole, except for a higher concentration in Finance, Insurance and Real Estate (9.0% versus 5.8% nationally), and a lower concentration in manufacturing (11.8% versus 15.3% nationally). Unemployment is historically more cyclical than for the United States as a whole, with lower unemployment in good times and higher unemployment in bad. Since 1991, New York unemployment has exceeded the U.S. average.

The State's financial performance in fiscal year 1995 was relatively good due to higher than budgeted growth in personal income taxes. The State still has an accumulated deficit in its General Fund equal to 5% of expenditures.

Numerous bonds issued by various State agencies and authorities are either guaranteed by the State or supported by the State through lease-purchase arrangements, other contractual obligations or moral obligation provisions. As of December 31, 1995, the principal amount of New York State general obligation bonds outstanding was $5.2 billion and the principal amount of state-guaranteed and lease-purchase debt outstanding was $23 billion. In addition, the State has committed itself on other debt, the outstanding amount of which is $358 million; much of this debt is self-supporting from outside revenue sources. The State has had to make large appropriations in recent years to enable State agencies to meet their financial obligations and, in some cases, prevent default. Additional assistance will probably be required in this and later years since certain localities and authorities, particularly the Metropolitan Transit Authority, continue to experience financial difficulties.

Between fiscal year 1992 and fiscal year 1994, New York materially improved its finances. At the end of fiscal year 1991, the accumulated General Fund deficit exceeded $6 billion on a GAAP basis. By the close of fiscal year 1996 the deficit had been reduced to less than $3 billion. The State's fiscal year 1997 budget projects an ending cash surplus of $1.3 billion, the result of higher tax revenues and greater than expected cost containment.

Certain other State agencies, such as the New York State Urban Development Corporation ("UDC"), the Battery Park City Authority and the Housing Finance Agency ("HFA") are also dependent upon State legislative appropriations in order to meet their bond obligations. In February, 1975, UDC defaulted on $1 billion of its short-term notes and the State appropriated amounts to cure the default. HFA has a $390 million mortgage on the Co-op City Project located in New York City. Co-op City has had difficulties in meeting its mortgage payments to HFA owing to rent strikes by tenants, disputes with the City of New York and other factors. Yonkers and Buffalo have also experienced financial difficulties, which have required State appropriations to meet the financial obligations of both cities. In the case of Yonkers, a State agency that has been monitoring finances since 1984 took control of all City spending in view of court fines and financial problems resulting from Yonkers' refusal and delay in implementing a Court ordered desegregation plan. In addition, counties and other localities on Long Island have financial problems, including those relating to the Long Island Lighting Company's construction of its Shoreham nuclear power facility, which could lead to requests for additional State assistance.

In 1975, New York City (the "City") suffered several financial crises. To help New York City out of its financial difficulties, the State legislature created the Municipal Assistance Corporation ("MAC") in 1975. MAC has the authority to issue bonds and notes and pay or lend the proceeds to the City. MAC also has the authority to exchange its obligations for City obligations. MAC bonds are payable out of certain State sales and use taxes imposed within the City, State stock transfer taxes and per capita State aid to the City. The State is not, however, obligated to continue these taxes, nor to continue appropriating revenues from these taxes, nor to continue the appropriation of per capita State aid to pay MAC obligations. MAC does not have taxing powers, and its bonds are not obligations enforceable against either the City or the State.

Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 its financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City was required to submit annually to the Control Board a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with generally accepted accounting principles. Although the Control Board's powers of prior approval were suspended effective June 30, 1986 because the City had satisfied certain statutory conditions, the City continues to submit four year plans to the Control Board for its review. The City completed fiscal year 1996 with a balanced budget.

In March 1990, "S&P" lowered its rating of New York State's general obligation debt from AA- to A. In addition, S&P and Moody's lowered their ratings of New York State's short-term notes from SP-1+ to SP-1 and from MIG-1 to MIG-2, respectively. In February 1991, Moody's lowered its rating of New York City's general obligation debt from A to BAA1. In January 1992, Moody's lowered its rating of New York State legislative appropriations bonds from A to Baa1 and S&P lowered its rating of New York State legislative appropriations bonds from BBB+ to BBB and of New York State general obligation bonds from A to A-. As of December, 1996 New York City's general obligation debt are rated Baa1 by Moody's and BBB+ by S&P. As of December, 1996, general obligation bonds of the State of New York are rated A and A- by Moody's and S&P, respectively.

PENNSYLVANIA FUND. Pennsylvania is the fifth largest state in terms of population. Pennsylvania's resource base has remained stable during the past two decades. The Census Bureau estimates that the Commonwealth's population increased 1.6% between 1990 and 1995 to 12.1 million people. This is positive news after the Commonwealth's population increased a slight .1% during the 1980's to 11,882,000 in 1990 from 11,864,000 in 1980. Pennsylvania is a highly urbanized state with approximately 85% of its population residing in metropolitan areas. Similar to national trends, the Commonwealth's central cities have lost population to the outlying areas. Pittsburgh and Philadelphia contain approximately 50% of the Commonwealth's population. Pittsburgh and Philadelphia lost population while their metropolitan areas experienced a total gain. Philadelphia's population decreased 6% during the 1980's while Pittsburgh's declined 12.8%.

Pennsylvania's large population base provides the sixth largest workforce in the U.S. The economic activity in the Commonwealth has traditionally centered around manufacturing and mining, particularly steel and coal. The 1980's saw Pennsylvania diversify the economic base away from the traditional manufacturing and mining industries into the service industry. Manufacturing employment as a percent of total employment declined from 22% in 1986 to 19% in 1991 and has fallen slightly further to 17.9% in 1995. Employment in the service industries continues to offset any decline in manufacturing. Service employment increased to 30.4% of total employment in 1995 compared to 25% in 1986.

The Commonwealth has been able to favorably improve its financial position since a financial crisis in 1991. The Commonwealth faced a $1.1 billion deficit in 1991 following a severe recession and a corresponding decline in revenues. Following a major budgetary revision package in 1992 and improved economic activity the Commonwealth has turned its financial position around and ended fiscal year 1994 with a General Fund unreserved balance of $329 million. The Governor has put into place several tax reductions which have caused a reduction in base revenues for the Commonwealth. The corporate income tax rate was reduced from 12.25% to 9.99% over the past three years. The Commonwealth has been able to maintain growth in expenditures to only 5% since 1993. This reduction has helped the Commonwealth maintain a satisfactory financial position despite the loss in revenues. The Commonwealth had ended fiscal year 1996 with a General Fund balance of $240 million and fiscal year 1997 with a balance of $430 million. This is reflective of the continued economic growth and budgetary constraints the Commonwealth has instituted. The Commonwealth now has a balance of $223.6 million in the Rainy Day Fund.

As of November 19, 1997, all outstanding general obligation bonds of the Commonwealth of Pennsylvania were rated AA- by S&P and Aa3 by Moody's. Local municipalities issuing Pennsylvania municipal securities, although impacted in general by the economic condition of the Commonwealth, have credit ratings that are determined with reference to the economic condition of such local municipalities. For example, as of November 19, 1997, the ratings on the long-term obligations of the City of Philadelphia (the "City") supported by payments from the City's General Fund were rated Baa by Moody's and BBB by S&P.

INVESTMENT RESTRICTIONS

Each Fund has adopted certain investment restrictions which cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940 ("1940 Act"), this means the lesser of the vote of (a) 67% of a Fund's shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of a Fund's shares. In addition, each Fund limits its portfolio investments to securities that meet the diversification and quality requirements of Rule 2a-7 under the 1940 Act.

The New York Fund may not, as a fundamental policy:

(1) Purchase securities (other than securities of the United States Government, its agencies or instrumentalities or of a state or its political subdivisions) if as a result of such purchase more than 25% of the Fund's total assets would be invested in any one industry.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer; except that, as to 50% of the value of the Fund's total assets, the Fund may invest up to 25% of its total assets in the securities of any one issuer. For purposes of this limitation, the Fund will regard as the issuer the entity that has the primary responsibility for the payment of interest and principal.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments. (Any such borrowings under this section will not be collateralized.) If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes and will not purchase securities or make investments while borrowings are outstanding.

(5) Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6) Write, purchase or sell puts, calls or combinations thereof, although the Fund may purchase Municipal Securities subject to Standby Commitments, Variable Rate Demand Notes or Repurchase Agreements in accordance with its investment objective and policies.

(7) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8) Invest for the purpose of exercising control or management of another issuer.

(9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships) except that the Fund may invest in Municipal Securities secured by real estate or interests therein and securities of issuers that invest or deal in real estate.

(10) Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in Municipal Securities of issuers that invest in or sponsor such programs or leases.

(11) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12) Issue senior securities as defined in the 1940 Act.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The New York Fund may invest more than 25% of its total assets in industrial development bonds. The New York Fund did not borrow money as permitted by investment restriction number 4 in the latest fiscal period, and it has no present intention of borrowing during the coming year.

The Florida, Michigan, New Jersey and Pennsylvania Funds each may not, as a fundamental policy:

(1) Purchase securities (other than securities of the United States Government, its agencies or instrumentalities or of a state or its political subdivisions) if as a result of such purchase more than 25% of the Fund's total assets would be invested in any one industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer; except that, as to 50% of the value of the Fund's total assets, the Fund may invest up to 25% of its total assets in the securities of any one issuer, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. For purposes of this limitation, the Fund will regard as the issuer the entity that has the primary responsibility for the payment of interest and principal.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments. (Any such borrowings under this section will not be collateralized.) If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes and will not purchase securities or make investments while borrowings are outstanding.

(5) Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships) except that the Fund may invest in Municipal Securities secured by real estate or interests therein and securities of issuers that invest or deal in real estate.

(7) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(8) Issue senior securities as defined in the 1940 Act.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. A Fund may invest more than 25% of its total assets in industrial development bonds. The Florida, Michigan, New Jersey and Pennsylvania Funds each have adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval.

The Florida, Michigan, New Jersey and Pennsylvania Funds each may not:

(i) Write, purchase or sell puts, calls or combinations thereof, although the Fund may purchase Municipal Securities subject to Standby Commitments, Variable Rate Demand Notes or Repurchase Agreements in accordance with its investment objective and policies.

(ii) Invest for the purpose of exercising control or management of another issuer.

Although the Trust has registered as a "non-diversified" investment company, each Fund must meet the diversification requirements of Rule 2a-7 under the 1940 Act. Rule 2a-7 generally provides that a single state money fund shall not, as to 75% of its assets, invest more than 5% of its assets in the securities of an individual issuer, provided that the fund may not invest more than 5% of its assets in the securities of an individual issuer unless the securities are First Tier Securities (as defined in Rule 2a-7).

INVESTMENT MANAGER AND SHAREHOLDER SERVICES

INVESTMENT MANAGER. Scudder Kemper Investments, Inc. ("Scudder Kemper") is the investment manager for each Fund. Scudder Kemper is approximately 70% owned by Zurich Insurance Company, a leading internationally recognized provider of insurance and financial services in property/casualty and life insurance, reinsurance and structured financial solutions as well as asset management. The balance of Scudder Kemper is owned by Scudder Kemper's officers and employees. Pursuant to an investment management agreement,

Scudder Kemper acts as each Fund's investment adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. The Trust pays the expenses of its operations, including the fees and expenses of independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, costs of calculating net asset value, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws and membership dues in the Investment Company Institute or any similar organization.

The agreement provides that Scudder Kemper shall not be liable for any error of judgment or of law, or for any loss suffered by the Trust in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Scudder Kemper in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

The investment management agreement continues in effect from year to year so long as its continuation is approved at least annually by (a) a majority vote of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Trust, cast in person at a meeting called for such purpose, and (b) by the shareholders of the Fund subject thereto or the Board of Trustees. It may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding shares of the Fund subject thereto, and will terminate automatically upon assignment. If additional Funds become subject to the investment management agreement, the provisions concerning continuation, amendment and termination shall be on a Fund by Fund basis and the management fee and the expense limitation shall be computed based upon the average daily net assets of all Funds subject to the agreement and shall be allocated among such Funds based upon the relative net assets of such Funds. Additional Funds may be subject to a different agreement.

Pursuant to the terms of an agreement, Scudder, Stevens & Clark, Inc. ("Scudder"), and Zurich Insurance Company ("Zurich"), formed a new global investment organization by combining Scudder with ZKI, a subsidiary of Zurich and the former investment manager to the Fund and Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper"). As a result of the transaction, Zurich owns approximately 70% of Scudder Kemper, with the balance owned by Scudder Kemper's officers and employees.

Because the transaction between Scudder and Zurich resulted in the assignment of the Trust's investment management agreement with ZKI, the agreement was deemed to be automatically terminated upon consummation of the transaction. In anticipation of the transaction, however, a new investment management agreement between the Trust's and Scudder Kemper was approved by the Trust's Board of Trustees and shareholders. The new investment management agreement was effective as of December 31, 1997 and will be in effect for an initial term ending on the same date as would the previous investment management agreement with ZKI.

The Trust's investment management agreement is on substantially similar terms as the investment management agreement terminated by the transaction, except that Scudder Kemper is the new investment adviser to the Trust.

For the services and facilities furnished, the Funds pay a monthly investment management fee, on a graduated basis of 1/12 of the following annual rates.

                      COMBINED AVERAGE                           ALL
                      DAILY NET ASSETS                          FUNDS
                      ----------------                          -----
$0 - $500 million...........................................    .22%
$500 - $1 billion...........................................    .20%
$1 billion - $2 billion.....................................    .175%
$2 billion - $3 billion.....................................    .16%
Over $3 billion.............................................    .15%

The table below shows the total advisory fees paid by each Fund to ZKI, the former adviser, for the past three years (after waivers noted below).

                     FUND                              1997        1996        1995
                     ----                              ----        ----        ----
Florida*.......................................       $ N.A.       N.A.        N.A.
Michigan*......................................       $ N.A.       N.A.        N.A.
New Jersey*....................................       $ N.A.       N.A.        N.A.
New York.......................................       $    0        0         21,000
Pennsylvania*..................................       $ N.A.       N.A.        N.A.

---------------
* The Florida, New Jersey and Pennsylvania Funds commenced operations on May 22, 1997, May 23, 1997 and May 21, 1997, respectively, and the Michigan Fund will commence operations on or about April 6, 1998.

Scudder Kemper has agreed to temporarily waive its management fee and absorb certain operating expenses of the Funds to the extent described in the prospectus. See "Investment Manager and Shareholder Services" in the prospectus. During the fiscal years ended March 31, 1997, 1996 and 1995, ZKI waived or absorbed $191,000, $57,000 and $41,000, respectively, of the New York Fund's operating expenses.

Certain trustees or officers of the Trust are also directors or officers of Scudder Kemper and KDI as indicated under "Officers and Trustees."

FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share of the Funds and maintaining all accounting records related hereto. Currently, SFAC receives no fee for its services to the Fund.

DISTRIBUTOR AND ADMINISTRATOR. Pursuant to an administration, shareholder services and distribution agreement ("distribution agreement"), Kemper Distributors, Inc. ("KDI") serves as distributor, administrator and principal underwriter to the Funds to provide information and services for existing and potential shareholders. The distribution agreement provides that KDI shall act as agent for each Fund in the sale of Fund shares and shall appoint various firms to provide a cash management service for their customers or clients through a Fund. The firms are to provide such office space and equipment, telephone facilities, personnel and sales literature distribution as is necessary or appropriate for providing information and services to the firms' clients and prospective clients. The Trust pays for the prospectus and shareholder reports to be set in type and printed for existing shareholders and KDI pays for the printing and distribution of copies thereof used in connection with the continuous offering of shares to prospective investors. KDI pays for supplementary sales literature and advertising. For its services as distributor, the Trust pays KDI an annual distribution services fee, payable monthly, of .50% of average daily net assets of each Fund (except Michigan Fund which pays .35%). The distribution agreement continues in effect from year to year so long as its continuation is approved at least annually by a majority of the trustees who are not parties to such agreement or interested persons of the Trust and who have no direct or indirect financial interest in the agreement or in any agreement related thereto. The agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Trust or by KDI upon six months notice. Termination by the Trust may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement, or a majority vote of the outstanding shares of the Fund subject thereto. The fee payable pursuant to the distribution agreement for a Fund may not be increased without approval of the shareholders of that Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the agreement. The provisions concerning the continuation, amendment and termination of the distribution services agreement are on a Fund by Fund basis. The distribution services fee is charged to the Funds based upon their relative net assets, but the expenditures by KDI under the agreement need not be made on that same basis.

KDI has related administration services and selling group agreements with various broker-dealer firms to provide cash management and other services for Fund shareholders. Such services and assistance may include, but are not limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, providing automatic investment in Fund shares of client account balances, answering routine inquiries regarding a Fund, assisting clients in changing account options, designations and addresses, and such other services as may be agreed upon from time to time and as may be permitted by applicable statute, rule or regulation. KDI also has services agreements with banking firms to provide the above listed services, except for certain distribution services that the banks may be prohibited from providing, for their clients who wish to invest in a Fund. KDI also may provide some of the above services for a Fund. KDI normally pays the firms at a maximum annual rate of .50% of average net assets of those accounts that they maintain and service. KDI may elect to keep a portion of the total administration fee to compensate itself for functions performed for a Fund or to pay for sales materials or other promotional activities.

Since the distribution agreement provides for fees which are used by KDI to pay for distribution and administration services, the agreement along with the related administrative services and selling group agreements are approved and renewed in accordance with Rule 12b-1 under the 1940 Act which regulates the manner in which an investment company may, directly or indirectly, bear expenses of distributing its shares.

During the fiscal year ended March 31, 1997, the New York Fund incurred a distribution services fee of $182,000 before an expense waiver of $111,000. Pursuant to the related services agreements, KDI remitted distribution services fees of $142,000 to various firms. During the fiscal year ended March 31, 1997, KDI incurred underwriting, distribution and administrative expenses in the approximate amounts noted: service fees to firms $142,000 and marketing and sales expenses $28,000, for a total of $170,000. A portion of the aforesaid marketing and sales expenses could be considered overhead expense.

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of the Trust. They attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Trust. IFTC is also the transfer agent of the Trust (see "Purchase of Shares" in the prospectus). Pursuant to a services agreement with IFTC, Kemper Service Company ("KSvC"), an affiliate of Scudder Kemper, serves as "Shareholder Service Agent" of the Trust and, as such, performs all of IFTC's duties as transfer agent and dividend paying agent. IFTC receives, as transfer agent, and pays to KSvC annual account fees of a maximum of $13 per year per account plus out-of-pocket expense reimbursement. During the fiscal year ended March 31, 1997, IFTC remitted shareholder service fees in the amount of $33,000 to KSvC as Shareholder Service Agent.

INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS. The Trust's independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on the Trust's annual financial statements, review certain regulatory reports and the Trust's federal income tax return, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

LEGAL COUNSEL. Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Fund.

PORTFOLIO TRANSACTIONS

BROKERAGE

Allocation of brokerage is supervised by Scudder Kemper.

The primary objective of Scudder Kemper in placing orders for the purchase and sale of securities for a Fund's portfolio is to obtain the most favorable net results taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. Scudder Kemper seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through its familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. Scudder Kemper reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

When it can be done consistently with the policy of obtaining the most favorable net results, it is Scudder Kemper's practice to place such orders with broker/dealers who supply research, market and statistical information to a Fund. The term "research, market and statistical information" includes advice as to the value of securities: the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Scudder Kemper is authorized when placing portfolio transactions for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction solely on account of the receipt of research, market or statistical information. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

In selecting among firms believed to meet the criteria for handling a particular transaction, Scudder Kemper may give consideration to those firms that have sold or are selling shares of a Fund managed by Scudder Kemper.

To the maximum extent feasible, it is expected that Scudder Kemper will place orders for portfolio transactions through Scudder Investor Services, Inc. ("SIS"), a corporation registered as a broker-dealer and a subsidiary of Scudder Kemper. SIS will place orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from the Funds for this service.

Although certain research, market and statistical information from broker/dealers may be useful to a Fund and to Scudder Kemper, it is the opinion of Scudder Kemper that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by Scudder Kemper's staff. Such information may be useful to Scudder Kemper in providing services to clients other than the Funds and not all such information is used by Scudder Kemper in connection with the Funds. Conversely, such information provided to Scudder Kemper by broker/dealers through whom other clients of Scudder Kemper effect securities transactions may be useful to Scudder Kemper in providing services to a Fund.

The Board members for a Fund review from time to time whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transactions is legally permissible and advisable.

Each Fund's average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. A higher rate involves greater brokerage transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for a Fund's portfolio whenever necessary, in management's opinion, to meet a Fund's objective.

Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually are no brokerage commissions paid by the Trust for such purchases. During the last three fiscal years the Trust paid no portfolio brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

PURCHASE AND REDEMPTION OF SHARES

Fund shares are sold at their net asset value next determined after an order and payment are received in the form described in the prospectus. The minimum initial investment is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. The Trust may waive the minimum for purchases by trustees, directors, officers or employees of a Fund or Scudder Kemper and its affiliates. An investor wishing to open an account should use the Account Information Form available from the Trust or financial services firms. Orders for the purchase of shares that are accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Trust determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

The Trust may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange ("Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of each Fund's shareholders.

Although it is the Trust's present policy to redeem in cash, if the Board of Trustees determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Trust will pay the redemption price in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the Securities and Exchange Commission, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Trustees may deem fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of a Fund during any 90-day period for any one shareholder of record.

DIVIDENDS, NET ASSET VALUE AND TAXES

DIVIDENDS. Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in additional shares of a Fund normally on the next to last business day of the month. The Trust will pay shareholders who redeem their entire accounts all unpaid dividends at the time of redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have Fund dividends invested without sales charge in shares of another Kemper Fund offering this privilege at the net asset value of such other fund on the reinvestment date. See "Special Features--Exchange Privilege" for a list of such other Kemper Funds. To use this privilege of investing Fund dividends in shares of another Kemper Fund, shareholders must maintain a minimum account value of $1,000 in this Fund.

Each Fund calculates its dividends based on its daily net investment income. For this purpose, net investment income consists of (a) accrued interest income plus or minus amortized original issue discount or premium, (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses. Expenses of a Fund are accrued each day. Since a Fund's investments are valued at amortized cost, there will be no unrealized gains or losses on such investments. However, should the net asset value so computed deviate significantly from market value, the Board of Trustees could decide to value the investments at market value and then unrealized gains and losses would be included in net investment income above.

Dividends are reinvested monthly and shareholders will receive monthly confirmation of dividends and of purchase and redemption transactions.

NET ASSET VALUE. As described in the prospectus, each Fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. Calculations are made to compare the value of a Fund's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Fund's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Fund's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

TAXES. Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for Federal income tax purposes. Further, a Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds held by a Fund or are "related persons" to such users; such persons should consult their tax advisers before investing in a Fund.

The "Superfund Act of 1986" (the "Superfund Act") imposes a separate tax on corporations at a rate of 0.12 percent of the excess of such corporation's "modified alternative minimum taxable income" over $2 million. A portion of tax-exempt interest, including exempt-interest dividends from a Fund, may be includible in modified alternative minimum taxable income. Corporate shareholders are advised to consult their tax advisers with respect to the consequences of the Superfund Act.

PERFORMANCE

As reflected in the prospectus, historical performance calculations for the Funds may be shown in the form of "yield," "effective yield," and "tax equivalent yield." These various measures of performance are described below. Scudder Kemper has agreed to absorb certain operating expenses of each Fund to the extent described in the prospectus. Without this expense absorption, the performance results noted herein would have been lower.

Each Fund's yield is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. Under that method, the yield quotation is based on a seven-day period and is computed as follows. The first calculation is net investment income per share, which is accrued interest on portfolio securities, plus or minus amortized original issue discount or premium, less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation. For the seven day period ended September 30, 1997, the Florida Fund's yield was 2.95%, the New Jersey Fund's yield was 2.96%, the New York Fund's yield was 3.14% and the Pennsylvania Fund's yield was 3.17%.

Each Fund's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +1)365/7- 1. For the seven day period ended September 30, 1997, the Florida Fund's effective yield was 3.00%, the New Jersey Fund's effective yield was 3.00%, the New York Fund's effective yield was 3.18% and the Pennsylvania Fund's effective yield was 3.22%.

The tax equivalent yield of a Fund is computed by dividing that portion of a Fund's yield (computed as described above) which is tax-exempt by (one minus the stated federal and, if applicable, state and local income tax rate) and adding the result to that portion, if any, of the yield of a Fund that is not tax-exempt. Based upon a marginal federal income tax rate of 37.1% for the Florida Fund, a combined federal and New Jersey State marginal income tax rate of 41.4% for the New Jersey Fund, a combined federal, New York State and New York City marginal income tax rate of 43.5% for the New York Fund, and a combined federal and Pennsylvania State marginal income tax rate of 38.9% for the Pennsylvania Fund, and a yield computed as described above for the seven day period ended September 30, 1997, the Florida Fund's tax equivalent yield was 4.69%, the New Jersey Fund's tax equivalent yield was 5.05%, the New York Fund's tax equivalent yield was 5.56% and the Pennsylvania Fund's tax equivalent yield was 5.19%. Based upon a marginal federal income tax rate of 37.1% for the seven day period ended September 30, 1997, the New Jersey Fund's tax equivalent yield was 4.71%, the New York Fund's tax equivalent yield was 4.99% and the Pennsylvania Fund's tax-equivalent yield was 5.04%. For additional information concerning tax-exempt yields, see "Tax-Exempt versus Taxable Yield" below.

Each Fund's yield fluctuates, and the publication of an annualized yield quotation is not a representation as to what an investment in a Fund will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period in which the investment in a Fund is held, but also on such matters as Fund expenses.

Investors have an extensive choice of money market funds and money market deposit accounts and the information below may be useful to investors who wish to compare the past performance of a Fund with that of its competitors. Past performance cannot be a guarantee of future results.

As indicated in the prospectus (see "Performance"), a Fund's performance may be compared to that of other mutual funds tracked by Lipper Analytical Services, Inc. ("Lipper"). Lipper performance calculations include the reinvestment of all capital gain and income dividends for the periods covered by the calculations. A Fund's performance also may be compared to other money market funds as reported by IBC/Financial Data, Inc.'s ("IBC") or Money Market Insight(R), reporting services on money market funds. As reported by IBC, all investment results represent total return (annualized results for the period net of management fees and expenses) and one-year investment results would be effective annual yields assuming reinvestment of dividends.

The following investment comparisons are based upon information reported by Lipper and IBC. In the comparison of performance to IBC Money Fund Averages(TM) All Taxable and to Lipper Money Market Instrument Funds Average, the performance of each Fund has been adjusted on a taxable equivalent basis assuming the applicable marginal income tax rates noted immediately above (see "Tax-Exempt versus Taxable Yield" below for more information concerning taxable equivalent performance).

IBC FINANCIAL DATA, INC.

                                                                                                             IBC FINANCIAL
                                                                                                               DATA, INC.
                                                                                                               MONEY FUND
                                                                                                             AVERAGESTM ALL
                                              FLORIDA        NEW JERSEY      NEW YORK      PENNSYLVANIA      TAX-FREE MONEY
                PERIOD                          FUND            FUND           FUND            FUND           MARKET FUNDS
---------------------------------------------------------------------------------------------------------------------------
7 Days Ended 9/29/97...................         2.96%           2.96%          3.11%           3.05%              3.35%
1 Month Ended 9/29/97..................         2.87            2.65           2.90            2.87               3.14

                                              FLORIDA        NEW JERSEY       NEW YORK       PENNSYLVANIA      IBC FINANCIAL
                                                FUND            FUND            FUND             FUND            DATA, INC.
                                              TAXABLE         TAXABLE         TAXABLE          TAXABLE           MONEY FUND
                                             EQUIVALENT      EQUIVALENT      EQUIVALENT       EQUIVALENT       AVERAGESTM ALL
                PERIOD                         BASIS*          BASIS*          BASIS*           BASIS*            TAXABLE
-----------------------------------------------------------------------------------------------------------------------------
7 Days Ended 9/29/97...................         4.71%           5.05%           5.50%            4.99%              5.04%
1 Month Ended 9/29/97..................         4.56            4.52            5.13             4.70               5.02

LIPPER ANALYTICAL SERVICES, INC.

                                                                                                               LIPPER ALL
                                                                                                               TAX-EXEMPT
                                              FLORIDA        NEW JERSEY      NEW YORK      PENNSYLVANIA       MONEY MARKET
                PERIOD                          FUND            FUND           FUND            FUND          FUNDS AVERAGE
---------------------------------------------------------------------------------------------------------------------------
1 Month Ended 9/30/97..................         0.24%           0.22%          0.24%           0.24%              0.26%
3 Months Ended 9/30/97.................         0.71            0.64           0.71            0.71               0.76

                                                                                                                   LIPPER
                                              FLORIDA        NEW JERSEY       NEW YORK       PENNSYLVANIA          MONEY
                                                FUND            FUND            FUND             FUND              MARKET
                                              TAXABLE         TAXABLE         TAXABLE          TAXABLE           INSTRUMENT
                                             EQUIVALENT      EQUIVALENT      EQUIVALENT       EQUIVALENT           FUNDS
                PERIOD                         BASIS*          BASIS*          BASIS*           BASIS*            AVERAGE
-----------------------------------------------------------------------------------------------------------------------------
1 Month Ended 9/30/97..................         0.38%           0.38%           0.42%            0.39%              0.41%
3 Months Ended 9/30/97.................         1.13            1.09            1.26             1.16               1.21

--------------------------------------------------------------------------------
 * Source: Scudder Kemper (not reported in IBC or Lipper).

A Fund's performance also may be compared on an after-tax basis to various bank products, including the average rate of bank and thrift institution money market deposit accounts or interest bearing checking accounts as reported in the BANK RATE MONITOR National Index(TM) of 100 leading bank and thrift institutions as published by BANK RATE MONITOR(TM), N. Palm Beach, Florida 33408. The rates published by the BANK RATE MONITOR National Index(TM) are averages of the personal account rates offered on the Wednesday prior to the date of publication by 100 of the leading bank and thrift institutions in the ten largest Consolidated Standard Metropolitan Statistical Areas. Account minimums range upward from $2,000 in each institution and compounding methods vary. Interest bearing checking accounts generally offer unlimited check writing while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are determined by the financial institution and are subject to change at any time. Bank products represent a taxable alternative income producing product. Bank and thrift institution deposit accounts may be insured. Shareholder accounts in a Fund are not insured. Bank passbook savings accounts share some liquidity features with money market mutual fund accounts but they may not offer all the features available from a money market mutual fund, such as check writing. Bank passbook savings accounts normally offer a fixed rate of interest while the yield of a Fund fluctuates. Bank checking accounts normally do not pay interest but share some liquidity features with money market mutual fund accounts (e.g., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.) Withdrawal of these deposits prior to maturity normally will be subject to a penalty. In contrast, shares of a Fund are redeemable at the net asset value (normally $1.00 per share) next determined after a request is received, without charge.

Investors also may want to compare a Fund's performance on an after-tax basis to that of U.S. Treasury bills or notes because such instruments represent alternative income producing products. Treasury obligations are issued in selected denominations. Rates of U.S. Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments generally will fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the value of obligations with shorter maturities will fluctuate less than those with longer maturities. A Fund's yield will fluctuate. Also, while each Fund seeks to maintain a net asset value per share of $1.00, there is no assurance that it will be able to do so. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

A Fund's performance also may be compared to the Consumer Price Index, as published by the U.S. Bureau of Labor Statistics, which is an established measure of change over time in the prices of goods and services in major expenditure groups.

TAX-EXEMPT VERSUS TAXABLE YIELD. You may want to determine which investment--tax-exempt or taxable--will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by the sum of [1 minus your marginal tax rate]. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that a Fund may generate. Both tables are based upon current law as to the 1997 federal and state tax rates and brackets.

TAXABLE EQUIVALENT YIELD TABLE FOR PERSONS WHOSE ADJUSTED GROSS INCOME IS UNDER
                                    $121,200
--------------------------------------------------------------------------------

     SINGLE
                         JOINT                    YOUR
                                                MARGINAL                              A TAX-EXEMPT YIELD OF:
                                               FEDERAL TAX
 TAXABLE INCOME                                   RATE               2%         3%         4%         5%         6%         7%
                                                                               IS EQUIVALENT TO A TAXABLE YIELD OF:
---------------------------------------------------------------------------------------------------------------------------------
$24,650 - $59,750  $41,200 - $99,600              28.0%            2.78       4.17       5.56       6.94        8.33       9.72
---------------------------------------------------------------------------------------------------------------------------------
Over $59,750       Over $99,600                   31.0             2.90       4.35       5.80       7.25        8.70      10.14
=================================================================================================================================

--------------------------------------------------------------------------------

     SINGLE
                         JOINT                  COMBINED
                                                MICHIGAN                              A TAX-EXEMPT YIELD OF:
                                               AND FEDERAL
 TAXABLE INCOME                                 TAX RATE             2%         3%         4%         5%         6%         7%
                                                                               IS EQUIVALENT TO A TAXABLE YIELD OF:
---------------------------------------------------------------------------------------------------------------------------------
$24,650 - $59,750  $41,200 - $99,600              31.2%            2.91       4.36       5.81       7.26        8.72      10.17
---------------------------------------------------------------------------------------------------------------------------------
Over $59,750       Over $99,600                   34.0             3.03       4.55       6.06       7.58        9.10      10.61
=================================================================================================================================

--------------------------------------------------------------------------------

     SINGLE
                         JOINT                  COMBINED
                                               NEW JERSEY                             A TAX-EXEMPT YIELD OF:
                                               AND FEDERAL
 TAXABLE INCOME                                 TAX RATE             2%         3%         4%         5%         6%         7%
                                                                               IS EQUIVALENT TO A TAXABLE YIELD OF:
---------------------------------------------------------------------------------------------------------------------------------
$24,650 - $35,000  $41,200 -$50,000               29.3%            2.83       4.24       5.65       7.07        8.48       9.90
---------------------------------------------------------------------------------------------------------------------------------
                   $50,000 -$70,000               29.8             2.85       4.27       5.70       7.12        8.54       9.97
---------------------------------------------------------------------------------------------------------------------------------
$35,000 - $40,000  $70,000 -$80,000               30.5             2.88       4.32       5.76       7.20        8.64      10.07
---------------------------------------------------------------------------------------------------------------------------------
$40,000 - $59,750  $80,000 - $99,600              32.0             2.94       4.41       5.88       7.35        8.82      10.29
---------------------------------------------------------------------------------------------------------------------------------
$59,750 - $75,000  $99,600 -$150,000              34.8             3.07       4.60       6.14       7.67        9.20      10.74
---------------------------------------------------------------------------------------------------------------------------------
Over $75,000       Over $150,000                  35.4             3.10       4.64       6.19       7.74        9.29      10.84
=================================================================================================================================

--------------------------------------------------------------------------------

     SINGLE
                         JOINT                  COMBINED
                                               N.Y. CITY,
                                               N.Y. STATE                             A TAX-EXEMPT YIELD OF:
                                               AND FEDERAL
 TAXABLE INCOME                                TAX RATE**            2%         3%         4%         5%         6%         7%
                                                                               IS EQUIVALENT TO A TAXABLE YIELD OF:
---------------------------------------------------------------------------------------------------------------------------------
$24,650 - $59,750  $41,200 - $99,600              35.4%            3.10       4.64       6.19       7.74        9.29      10.84
---------------------------------------------------------------------------------------------------------------------------------
Over $59,750       Over $99,600                   38.1             3.23       4.85       6.46       8.08        9.69      11.31
=================================================================================================================================

--------------------------------------------------------------------------------

     SINGLE
                         JOINT                   COMBINED
                                               PENNSYLVANIA                            A TAX-EXEMPT YIELD OF:
                                               AND FEDERAL
 TAXABLE INCOME                                  TAX RATE             2%         3%         4%         5%         6%         7%
                                                                                IS EQUIVALENT TO A TAXABLE YIELD OF:
----------------------------------------------------------------------------------------------------------------------------------
$24,650 - $59,750  $41,200 -$99,600                30.0%            2.86       4.29       5.72       7.14        8.57      10.00
----------------------------------------------------------------------------------------------------------------------------------
Over $59,750       Over $99,600                    32.9             2.98       4.47       5.96       7.46        8.95      10.44
==================================================================================================================================

 TAXABLE EQUIVALENT YIELD TABLE FOR PERSONS WHOSE ADJUSTED GROSS INCOME IS OVER
                                    $121,200
--------------------------------------------------------------------------------

      SINGLE
                            JOINT                    YOUR
                                                   MARGINAL              A TAX-EXEMPT YIELD OF:
                                                  FEDERAL TAX
  TAXABLE INCOME                                     RATE               2%         3%         4%
                                                                       IS EQUIVALENT TO A TAXABLE
                                                                               YIELD OF:
---------------------------------------------------------------------------------------------------
$59,750 - $124,650   $99,600 - $151,750              31.9%            2.94       4.41       5.87
---------------------------------------------------------------------------------------------------
$124,650 - $271,050  $151,750 - $271,050             37.1             3.18       4.77       6.36
---------------------------------------------------------------------------------------------------
Over $271,050        Over $271,050                   40.8             3.38       5.07       6.76
===================================================================================================

      SINGLE

                         A TAX-EXEMPT YIELD OF:

  TAXABLE INCOME        5%         6%         7%

-------------------
$59,750 - $124,650    7.34        8.81      10.28
-------------------
$124,650 - $271,050   7.95        9.54      11.13
-------------------
Over $271,050         8.45       10.14      11.82
===================

--------------------------------------------------------------------------------

      SINGLE                JOINT                  COMBINED
                                                   MICHIGAN              A TAX-EXEMPT YIELD OF:
                                                  AND FEDERAL
  TAXABLE INCOME                                   TAX RATE             2%         3%         4%
                                                                       IS EQUIVALENT TO A TAXABLE
                                                                               YIELD OF:
---------------------------------------------------------------------------------------------------
$59,750 - $121,300   $99,600 - $147,700              34.9%            3.07       4.61       6.14
---------------------------------------------------------------------------------------------------
$121,300 - $263,750  $147,700 - $263,750             39.9             3.33       4.99       6.66
---------------------------------------------------------------------------------------------------
Over $263,750        Over $263,750                   43.4             3.53       5.30       7.07
===================================================================================================

      SINGLE
                         A TAX-EXEMPT YIELD OF:

  TAXABLE INCOME        5%         6%         7%

-------------------
$59,750 - $121,300    7.68        9.22      10.75
-------------------
$121,300 - $263,750   8.32        9.98      11.65
-------------------
Over $263,750         8.83       10.60      12.37
===================

--------------------------------------------------------------------------------

      SINGLE                JOINT                  COMBINED
                                                  NEW JERSEY             A TAX-EXEMPT YIELD OF:
                                                  AND FEDERAL
  TAXABLE INCOME                                   TAX RATE             2%         3%         4%
                                                                       IS EQUIVALENT TO A TAXABLE
                                                                               YIELD OF:
---------------------------------------------------------------------------------------------------
$59,750 - $75,000    $99,600 - $150,000              35.7%            3.11       4.67       6.22
---------------------------------------------------------------------------------------------------
$75,000 - $124,650                                   36.2             3.13       4.70       6.27
---------------------------------------------------------------------------------------------------
$124,650 - $271,050  $150,000 - $271,050             41.1             3.40       5.09       6.79
---------------------------------------------------------------------------------------------------
Over $271,050        Over $271,050                   44.6             3.61       5.42       7.22
===================================================================================================

      SINGLE
                         A TAX-EXEMPT YIELD OF:

  TAXABLE INCOME        5%         6%         7%

-------------------
$59,750 - $75,000     7.78        9.33      10.89
-------------------
$75,000 - $124,650    7.84        9.40      10.97
-------------------
$124,650 - $271,050   8.49       10.19      11.88
-------------------
Over $271,050         9.03       10.83      12.64
===================

--------------------------------------------------------------------------------

      SINGLE                JOINT                  COMBINED
                                                  N.Y. CITY,
                                                  N.Y. STATE             A TAX-EXEMPT YIELD OF:
                                                  AND FEDERAL
  TAXABLE INCOME                                  TAX RATE**            2%         3%         4%
                                                                       IS EQUIVALENT TO A TAXABLE
                                                                               YIELD OF:
---------------------------------------------------------------------------------------------------
$59,750 - $124,650   $99,600 - $151,750              38.9%            3.27       4.91       6.55
---------------------------------------------------------------------------------------------------
$124,650 - $271,050  $151,750 - $271,050             43.5%            3.54       5.31       7.08
---------------------------------------------------------------------------------------------------
Over $271,050        Over $271,050                   46.9             3.77       5.65       7.53
===================================================================================================

      SINGLE

                         A TAX-EXEMPT YIELD OF:

  TAXABLE INCOME        5%         6%         7%

-------------------
$59,750 - $124,650    8.18        9.82      11.46
-------------------
$124,650 - $271,050   8.85       10.62      12.39
-------------------
Over $271,050         9.42       11.30      13.18
===================

--------------------------------------------------------------------------------

      SINGLE                JOINT                   COMBINED
                                                  PENNSYLVANIA            A TAX-EXEMPT YIELD OF:
                                                  AND FEDERAL
  TAXABLE INCOME                                    TAX RATE             2%         3%         4%
                                                                        IS EQUIVALENT TO A TAXABLE
                                                                                YIELD OF:
----------------------------------------------------------------------------------------------------
$59,750 - 121,300    $99,600 - $147,700               33.8%            3.02       4.53       6.04
----------------------------------------------------------------------------------------------------
$121,300 - $271,050  $147,700 - $263,750              38.9             3.27       4.91       6.55
----------------------------------------------------------------------------------------------------
Over $271,050        Over $263,750                    42.5             3.48       5.22       6.96
====================================================================================================

      SINGLE
                         A TAX-EXEMPT YIELD OF:

  TAXABLE INCOME        5%         6%         7%

-------------------
$59,750 - 121,300     7.55        9.06      10.57
-------------------
$121,300 - $271,050   8.18        9.82      11.46
-------------------
Over $271,050         8.70       10.43      12.17
===================

 * This table assumes a decrease of $3.00 of itemized deductions for each $100 of adjusted gross income over $121,200. For a married couple with adjusted gross income between $181,800 and $304,300 (single between $121,200 and $243,700), add 0.7% to the above Marginal Federal Tax Rate for each personal and dependency exemption. The taxable equivalent yield is the tax-exempt yield divided by: 100% minus the adjusted tax rate. For example, if the table tax rate is 37.1% and you are married with no dependents, the adjusted tax rate is 38.5% (37.1% + 0.7% + 0.7%). For a tax-exempt yield of 6%, the taxable equivalent yield is about 9.8% (6% / (100% - 38.5%)).
** The tables do not reflect the impact of the New York State Tax Table Benefit
   Recapture that is intended to eliminate the benefit of the graduated rate structure and applies to taxable income between $100,000 and $150,000.

OFFICERS AND TRUSTEES

The officers and trustees of the Funds, their birthdates, their principal occupations and their affiliations, if any, with Scudder Kemper and KDI, are listed below. All persons named as trustees also serve in similar capacities for other funds advised by Scudder Kemper.

DAVID W. BELIN (6/20/28), Trustee, 2000 Financial Center, 7th and Walnut, Des Moines, Iowa; Member, Belin Lamson McCormick Zumbach Flynn, P.C. (attorneys).

LEWIS A. BURNHAM (1/8/33), Trustee, 16410 Avila Boulevard, Tampa, Florida; Retired; formerly, Partner, Business Resources Group; formerly, Executive Vice President, Anchor Glass Container Corporation.

DONALD L. DUNAWAY (3/8/37), Trustee, 7515 Pelican Bay Blvd., Naples, Florida; Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer).

ROBERT B. HOFFMAN (12/11/36), Trustee, 800 North Lindbergh Boulevard, St. Louis, Missouri; Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); formerly, Vice President, Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals).

DONALD R. JONES (1/17/30), Trustee, 182 Old Wick Lane, Inverness, Illinois; Retired; Director, Motorola, Inc. (manufacturer of electronic equipment and components); formerly, Executive Vice President and Chief Financial Officer, Motorola, Inc.

SHIRLEY D. PETERSON (7/3/41), Trustee, 401 Rosemont Avenue, Frederick, Maryland; President, Hood College; formerly, partner, Steptoe & Johnson (attorneys); prior thereto, Commissioner, Internal Revenue Service; prior thereto, Assistant Attorney General, U.S. Department of Justice; Director Bethlehem Steel Corp.

DANIEL PIERCE (3/18/34), Trustee*, 345 Park Avenue, New York, New York; Chairman of the Board and Managing Director, Scudder Kemper; Director, Fiduciary Trust Company and Fiduciary Company Incorporated.

WILLIAM P. SOMMERS (7/22/33), Trustee, 333 Ravenswood Avenue, Menlo Park, California; President and Chief Executive Officer, SRI International (research and development); formerly, Executive Vice President, Iameter (medical information and educational service provider); prior thereto, Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm) (retired); Director, Rohr, Inc., Therapeutic Discovery Corp. and Litton Industries.

EDMOND D. VILLANI (3/4/47), Trustee*, 345 Park Avenue, New York, New York; President, Chief Executive Officer and Managing Director, Scudder Kemper.

MARK S. CASADY (9/21/60), President*, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper.

PHILIP J. COLLORA (11/15/45), Vice President, Secretary and Treasurer*, 222 South Riverside Plaza, Chicago, Illinois; Attorney, Scudder Kemper.

JERALD K. HARTMAN (3/1/33), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper.

THOMAS W. LITTAUER (4/26/55), Vice President*, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper.

ANN M. McCREARY (11/6/56), Vice President*, 345 Park Avenue, New York, New York; Senior Vice President, Scudder Kemper.

ROBERT C. PECK, JR. (10/1/46), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Global Bonds -- Kemper Funds, Scudder Kemper; formerly, Executive Vice President and Chief Investment Officer with an unaffiliated investment management firm from 1988 to June 1997.

KATHRYN L. QUIRK (12/3/52), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper.

FRANK J. RACHWALSKI, JR. (3/26/45), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Vice President, Scudder Kemper.

LINDA J. WONDRACK (9/12/64), Vice President*, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper.

JOHN R. HEBBLE (6/27/58), Assistant Treasurer*, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper.

CAROLINE PEARSON (4/1/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Vice President, Scudder Kemper.

MAUREEN E. KANE (2/14/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Vice President, Scudder Kemper.

ELIZABETH C. WERTH (10/1/47), Assistant Secretary*, 222 South Riverside Plaza, Chicago, Illinois; Vice President, Scudder Kemper; and Vice President and Director of State Registrations, KDI.

*Interested persons as defined in the Investment Company Act of 1940.

The trustees and officers who are "interested persons" as designated above receive no compensation from the Funds. The table below shows amounts paid or accrued to those trustees who are not designated "interested persons" during the New York Fund's fiscal year ended March 31, 1997 except that the information in the last column is for the calendar year 1997. The Florida, Michigan, New Jersey and Pennsylvania Funds have not yet adopted a trustee compensation table.

                                                                                             TOTAL
                                                                    AGGREGATE            COMPENSATION
                                                                   COMPENSATION          KEMPER FUNDS
                      NAME OF TRUSTEE                           FROM NEW YORK FUND    PAID TO TRUSTEES(2)
                      ---------------                           ------------------    -------------------
David W. Belin(1)...........................................          $1,000               $168,100
Lewis A. Burnham............................................             900                117,800
Donald L. Dunaway(1)........................................             900                162,700
Robert B. Hoffman...........................................             900                109,400
Donald R. Jones.............................................             900                114,200
Shirley D. Peterson.........................................             900                114,000
William P. Sommers..........................................             800                109,400

---------------
(1) Includes deferred fees and interest thereon pursuant to deferred compensation agreements with the Kemper Funds. Deferred amounts accrue interest monthly at a rate approximate to the yield of Zurich Money Funds-Zurich Money Market Fund. Total deferred fees and interest accrued for the latest and all prior fiscal years for the New York Fund are $3,100 for Mr. Belin and $3,100 for Mr. Dunaway.

(2) Includes compensation for service on the Boards of 25 Kemper funds with 46 fund portfolios. Each trustee currently serves as a trustee of 26 Kemper Funds and 48 fund portfolios.

On February 4, 1998, the trustees and officers as a group owned less than 1% of the then outstanding shares of each Fund. As of February 4, 1998, no shareholder owned of record more than 5% of the outstanding shares of the Funds except as shown below:

                       FUND                                         NAME AND ADDRESS            PERCENTAGE
                       ----                                         ----------------            ----------
New York...........................................     **  NISC                                  36.73
                                                            55 Water Street
                                                            New York, NY 10041
                                                        **  J.B. Hanauer & Company                22.87
                                                            Gatehall Corporation Center
                                                            4 Gatehall Drive
                                                            Parsippany, NJ 07054
                                                        **  Southwest Securities, Inc.            16.95
                                                            1201 Elm Street
                                                            Suite 4300
                                                            Dallas, TX 75270
Pennsylvania.......................................      *  Scudder Kemper Investments, Inc.      55.82
                                                            222 S. Riverside Plaza
                                                            Chicago, IL 60606

---------------
 * Record and beneficial owner.

** Record owner only.

SPECIAL FEATURES

EXCHANGE PRIVILEGE. Subject to the limitations described below, Class A Shares (or the equivalent) of the following Kemper Mutual Funds may be exchanged for each other at their relative net asset values: Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation Fund, Kemper Municipal Bond Fund, Kemper Diversified Income Fund, Kemper High Yield Series, Kemper U.S. Government Securities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Adjustable Rate U.S. Government Fund, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund (series are subject to a limited offering period), Kemper Intermediate Municipal Bond Fund, Kemper Cash Reserves Fund, Kemper U.S. Mortgage Fund, Kemper Short-Intermediate Government Fund, Kemper Value Fund, Inc., Kemper Value+Growth Fund, Kemper Quantitative Equity Fund, Kemper Horizon Fund, Kemper Europe Fund, Kemper Asian Growth Fund, Kemper Aggressive Growth Fund, Kemper Global/International Series, Inc. and Kemper Securities Trust ("Kemper Mutual Funds") and certain "Money Market Funds" (Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust). Shares of Money Market Funds and Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. In addition, shares of a Kemper Mutual Fund with a value in excess of $1,000,000, other than Kemper Cash Reserves Fund, acquired by exchange from another Fund may not be exchanged thereafter until they have been owned for 15 days (the "15 Day Hold Policy"). For purposes of determining whether the 15 Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, direction or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services. Series of Kemper Target Equity Fund will be available on exchange only during the Offering Period for such series as described in the prospectus for such series. Cash Equivalent Fund, Tax-Exempt California Money

Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI with respect to such funds. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the Funds of Investors Municipal Cash Fund are available for sale only in the following states and federal district:

    FLORIDA FUND         MICHIGAN FUND        NEW JERSEY FUND        NEW YORK FUND       PENNSYLVANIA FUND
    ------------         -------------        ---------------        -------------       -----------------
Alabama               District of Columbia  Connecticut           Connecticut           Connecticut
District of Columbia  Florida               Delaware              District of Columbia  Delaware
Florida               Georgia               District of Columbia  Florida               District of Columbia
Georgia               Indiana               Florida               Georgia               Florida
Indiana               Michigan              Georgia               Indiana               Georgia
New Jersey            New Jersey            Indiana               New Jersey            Indiana
Ohio                  Ohio                  Maryland              New York              Maryland
Pennsylvania          Pennsylvania          Massachusetts         Ohio                  Michigan
Virginia              Virginia              New Jersey            Pennsylvania          New Jersey
                                            New York              Virginia              Ohio
                                            Ohio                                        Pennsylvania
                                            Pennsylvania                                Vermont
                                            Virginia                                    Virginia
                                            West Virginia                               West Virginia

The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, financial services firms may charge for their services in expediting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain an exchange form and prospectuses of the other funds from firms or KDI. Exchanges also may be authorized by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-231-8568 or in writing subject to the limitations on liability described in the prospectus. Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulation, 60 days' prior written notice of any termination or material change will be provided.

SYSTEMATIC WITHDRAWAL PROGRAM. The owner of $5,000 or more of a Fund's shares may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or the owner's designated payee monthly, quarterly, semi-annually or annually. The minimum periodic payment is $100. Shares are redeemed so that the payee will receive payment approximately the first of the month. Dividend distributions will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The right is reserved to amend the systematic withdrawal program on 30 days' notice. The program may be terminated at any time by the shareholder or the Trust. Firms provide varying arrangements for their clients to redeem Fund shares on a periodic basis. Such firms may independently establish minimums for such services.

ELECTRONIC FUNDS TRANSFER PROGRAMS. For your convenience, the Trust has established several investment and redemption programs using electronic funds transfer via the Automated Clearing House (ACH). There is currently no charge by the Trust for these programs. To use these features, your financial institution (your employer's financial institution in the case of payroll deposit) must be affiliated with an Automated Clearing House (ACH). This ACH affiliation permits the Shareholder Service Agent to electronically transfer money between your bank account, or employer's payroll bank in the case of Direct Deposit, and your Fund account. Your bank's crediting policies of these transferred funds may vary. These features may be amended or terminated at any time by the Trust. Shareholders should contact KSvC at 1-800-621-1048 or the firm through which their account was established for more information. These programs may not be available through some firms that distribute Fund shares.

SHAREHOLDER RIGHTS

The Trust generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Funds ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination of a Fund to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust, establishing a fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of the Trust with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Trust will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of the Trust could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of the Trust and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any Fund or class) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the Trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by Scudder Kemper remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.